UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06292

UBS Investment Trust

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2010

Item 1. Reports to Stockholders.

UBS U.S. Allocation Fund
Annual Report
August 31, 2010

UBS U.S. Allocation Fund

October 15, 2010

Dear shareholder,
We present you with the annual report for UBS U.S. Allocation Fund (the “Fund”) for the 12 months ended August 31, 2010.

Performance
Over the 12 months ended August 31, 2010, the Fund’s Class A shares returned 7.75% before deducting the maximum sales charge; after deducting the maximum sales charge, the Fund’s Class A shares returned 1.81%. During the same period, the Fund’s benchmark, the S&P 500 Index, which tracks large cap US equities, gained 4.91%. Since the Fund invests in both stocks and bonds, we feel it is appropriate to also compare its performance to the UBS U.S. Allocation Fund Index (the “Index”),* which returned 7.85%. (Returns for all share classes over various time periods and descriptions of the indices are shown in “Performance at a glance” on pages 9 and 10; please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.)

UBS U.S. Allocation Fund

Investment goal:
Total return, consisting of
long-term capital appreciation
and current income

Portfolio Managers:
Portfolio Management Team,
including Curt Custard, Aaron
Balsam and Andreas Koester
UBS Global Asset
Management (Americas) Inc.

Commencement:
Class A—May 10, 1993
Class B—January 30, 1996
Class C—July 22, 1992
Class Y—May 10, 1993

Dividend payments:
Annually, if any

An interview with Lead Portfolio Manager Curt Custard
Q.	How would you describe the economic environment during the reporting period?
A.	While certain economic data moderated toward the end of the review period, the economy, overall, continued to expand. The recession that started in December 2007 ended in June 2009, making it the longest

*	The UBS U.S. Allocation Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: from July 22, 1992 (the Fund’s inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Barclays Capital US Aggregate Index and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Barclays Capital US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS U.S. Allocation Fund

since World War II.(1) Looking back, after four consecutive quarters of declining gross domestic product (“GDP”) growth, the US economy started to expand in the third quarter of 2009, and has continued to expand thus far into 2010. Economic growth was supported by the federal government’s $787 billion stimulus program, increased consumer spending and improved manufacturing activity, as companies moved to rebuild inventories amid rising demand.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	Although the economy continued to moderately expand during the reporting period, the Fed remained concerned about continued high unemployment, which was at 9.6% at the end of September 2010. As a result, the Fed maintained its highly accommodative monetary policy, keeping the fed funds rate within a range of 0.00% to 0.25%—a historic low. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) The Fed has now held short-term interest rates steady since December 2008. At its meeting in August 2010, the Fed said, it “continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Q.	How did the stock market perform during the reporting period?
A.	The US equity market continued its ascent that began in the spring of 2009, with the S&P 500 Index posting positive returns during six of the first eight months of the review period. Improving economic conditions, better-than-expected corporate profits and robust investor demand supported the market. However, in May and June, the market reversed course and the S&P 500 declined 7.99% and 5.23%, respectively. The market’s weakness was triggered by a series of events, including the debt crisis in Europe, uncertainties regarding financial reform legislation and disappointing economic data. The US market then regained its footing in July, but then subsequently stumbled again in August, primarily due to fears of a double-dip recession. All told, the S&P 500 Index gained 4.91% during the 12 months ended August 31, 2010.

(1)	The National Bureau of Economic Research (NBER) defines economic recession as: “a significant decline in the economic activity spread across the economy, lasting more than a few months, normally visible in real GDP growth, real personal income, employment (non-farm payrolls), industrial production and wholesale/retail sales.”

UBS U.S. Allocation Fund

Q.	How did the bond market perform during the reporting period?
A.	The US bond market generated positive results during the reporting period. Many of the same factors that initially propelled the US stock market higher helped the US spread sectors (non-Treasuries) post strong results during much of the review period. Also supporting spread sectors was the Fed’s ongoing commitment to keep short-term interest rates at historically low levels for an extended period. As a result, some investors were willing to assume greater risks in order to generate additional income from their investments, which was a sharp reversal from May and August 2010, when risk aversion increased in the wake of the situation in Europe and concerns regarding the sustainability of the US economic recovery. Against this backdrop, demand for US Treasuries increased and investors sold securities that they considered risky. During the 12 months ended August 31, 2010, the Barclays Capital US Aggregate Index* returned 9.18%.

Q.	How was the Fund allocated during the reporting period?
A.	Throughout the review period, we had an overweight equity allocation versus the index since we felt that the asset class was undervalued. At the end of the period, the Fund had a 74% allocation to equities. While our equity allocation fluctuated modestly relative to the index, overall exposure remained relatively unchanged throughout the period.

With respect to fixed income, we ended the period with a 23% allocation; we also had a 3% cash position maintained for liquidity purposes. While our US bond position remained significantly underweight the index throughout the review period, we increased our fixed income exposure over the period, while reducing the Fund's allocation to cash. Additionally, we maintained a neutral weighting to high yield bonds. While high yield spreads substantially narrowed over the 12-month review period, we did not feel that high yield valuations were as compelling as those of equities. (Spread measures the difference between the yields paid on a security versus those paid on US Treasuries of comparable duration.) Please note, neutral index weights for the Fund are 65% equities and 35% fixed income.

*	The Barclays Capital US Aggregate Index is an unmanaged broad-based index designed to measure the US dollar-denominated, investment grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable-rate mortgage (ARM) securities were added to the index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS U.S. Allocation Fund

Overall, our asset allocation strategy modestly detracted from relative results, as high yield and US investment grade bonds outperformed stocks during the review period.

Q.	Which equity strategies performed well during the reporting period, and which areas produced disappointing results?
A.	Stock selection contributed to the Fund’s performance during the reporting period, whereas sector positioning was a modest detractor from relative results. In terms of stock selection, the Fund’s best relative results were in the information technology, energy and health care sectors, which was somewhat offset by stock selection in the financials, utilities and consumer discretionary sectors.

Looking at individual stocks, the largest contributors to the Fund’s performance were its allocations to VMware, Intuit and Anadarko Petroleum. Software company VMware saw its share price move higher as its customers continued to recognize the value of its cloud computing products. (Cloud computing is Internet-based computing, whereby shared resources, software and information are provided to computers and other devices on demand.) In addition, VMware announced better-than-expected earnings during the fiscal year. Intuit specializes in providing business and financial management solutions for small companies, accounting professionals and consumers. Its TurboTax software product continued to gain market share, and the company’s earnings forecast exceeded analysts’ expectations. In addition, its share price rose after the company announced plans for a $2 billion stock buyback. The Fund also benefited from opportunistic trading of Anadarko Petroleum, one of the world’s largest independent oil and gas exploration and production companies. We eliminated the holding from the Fund at the end of October 2009, as its shares reached what we believed to be their fair value. However, at the end of June 2010, we initiated a new position in the stock, as its shares had fallen sharply, given concerns that the company may have been liable for clean-up costs related to the Deepwater Horizon oil spill in the Gulf of Mexico (Anadarko Petroleum had a 25% interest in the well, whereas BP was the operator of the well). This positioning was rewarded, as Anadarko Petroleum’s share price subsequently rallied, as it appeared likely that BP would be liable for the vast majority of the clean-up. In addition, the company announced a significant discovery in offshore Ghana that helped move its share price higher.

On the downside, the Fund’s allocation to Exelon Corp., Monsanto and Ultra Petroleum Corp. hurt Fund performance. Exelon Corp. is an electricity generating and distributing company. Its shares performed

UBS U.S. Allocation Fund

poorly, given a decrease in power demand and weak natural gas prices. We continue to hold the stock, as we feel that natural gas prices are unsustainably low. In addition, we believe the company has a strong management team and that Exelon will achieve superior cost control through a focus on improving its existing operations and eliminating duplicate functions. Monsanto, a US-based multinational agricultural biotechnology company, performed poorly due to challenges in its herbicide business and the perception of future problems in its seed business. However, we believe that Monsanto’s stock has fallen more than is warranted. The company has a strong track record of new product introductions; it has the largest research and development budget in the industry and a broad array of business partnerships. We also believe that significant barriers to entry exist in its industry, which should support the price of its products in the future. Therefore, we continue to hold the stock. Ultra Petroleum is one of the lowest cost producers of natural gas in North America, with an extensive resource base in the Pinedale, Wyoming and Marcellus Shale operation in Pennsylvania. The Marcellus Shale formation can be found beneath about 60 percent of Pennsylvania’s total land mass. The shale contains largely untapped natural gas reserves, and its proximity to the high-demand markets along the East Coast of the United States make it an attractive target for energy development. We continue to own the stock, as we feel that management’s demonstrated focus on return-on-capital will help Ultra Petroleum navigate this challenging period better than its peers. Even at current low natural gas prices, the company is earning solid returns, and we think the market is overly negative on natural gas prices over the long term.

From a sector allocation perspective, underweights to the consumer staples, information technology and materials sectors were the largest detractors from relative performance. Conversely, an underweight to financials and overweights to the consumer discretionary and industrials sectors positively contributed to performance.

Q.	How did you manage the Fund’s fixed income exposure during the reporting period?
A.	From a fixed income perspective, investors preferred risk assets throughout much of the period, as they sought to generate additional income in a relatively low interest rate environment. Given this environment, the Fund’s overweight to spread sectors positively contributed to performance. In particular, our overweight to financial sector investment grade corporate bonds was beneficial, given our expectations for renewed economic growth and improving fundamentals within the financial sector. In addition, the passage of regulatory reform

UBS U.S. Allocation Fund

legislation was a positive for financial bonds, as investors felt it would reduce risk at financial institutions. Within the investment grade bond market, emphasizing relatively lower-rated securities was beneficial, as they outperformed their higher-rated counterparts during the review period.

Elsewhere, the Fund’s overweight to commercial mortgage-backed securities (CMBS) was positive for performance. When the reporting period began, CMBS spreads were wide by historical standards, relative to what we perceived to be their underlying fundamental value. Given signs of improved economic conditions, and despite continued weakness in US real estate, we continued to believe that valuations and market technical characteristics favored being overweight to CMBS. Our positioning was generally rewarded, as CMBS spreads narrowed from their elevated levels during the credit crisis. Finally, the Fund’s high yield exposure was a modest positive for results as it generated strong results over the period.

The Fund’s duration positioning slightly detracted from performance during the reporting period. (Duration measures the price sensitivity of a portfolio to interest rate changes.) The Fund’s shorter duration, relative to the benchmark, was not beneficial as yields declined during much of the period, but it was largely offset by the Fund’s yield curve positioning. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.) During much of the review period, the Fund was positioned for a flattening of the yield curve. We saw the yield curve flatten, particularly during the second half of the review period, as long-term yields declined more than their short-term counterparts. This flattening was due, in part, to the Fed’s repeated assurances that it would keep the federal funds rate on hold for an extended period, thus anchoring short-term rates. Longer-term rates fell sharply late in the review period as there were signs that economic growth had begun to moderate.

Q.	What is your outlook for the economy?
A.	While the worst of the global recession appears to be over, a number of uncertainties remain regarding the sustainability of the economic recovery. Unemployment remains high, and the government’s stimulus programs are scheduled to largely expire as the year progresses. Given this environment, there could be periods of increased market volatility in the financial markets.

UBS U.S. Allocation Fund

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver
President
UBS U.S. Allocation Fund
Managing Director
UBS Global Asset Management (Americas) Inc.

Curt Custard
Lead Portfolio Manager
UBS U.S. Allocation Fund
Head of Asset Allocation
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended August 31, 2010. The views and opinions in the letter were current as of October 15, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. The prospectus contains this and other information about the fund. Prospectuses for most of our funds can be obtained from your Financial Advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Allocation Fund

Illustration of an assumed investment of $10,000 in Class C shares of the Fund (unaudited)

The following graph depicts the performance of UBS U.S. Allocation Fund Class C shares versus the S&P 500 Index and the UBS U.S. Allocation Fund Index over the 10 years ended August 31, 2010. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that the Fund is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

UBS U.S. Allocation Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended 08/31/10		1 year	5 years	10 years

	Class A(1)	7.75%	(0.82)%	(1.09)%

Before deducting maximum sales charge	Class B(2)	6.80	(1.70)	(1.55	)(5)

	Class C(3)	6.90	(1.57)	(1.83)

	Class Y(4)	8.13	(0.46)	(0.75)

	Class A(1)	1.81	(1.93)	(1.65)

After deducting maximum sales charge	Class B(2)	1.80	(2.08)	(1.55	)(5)

	Class C(3)	5.90	(1.57)	(1.83)

S&P 500 Index(6)		4.91	(0.91)	(1.81)

UBS U.S. Allocation Fund Index(7)		7.85	1.99	(0.35)

Lipper Flexible Portfolio Funds median		6.79	2.11	2.03

For most recent quarter-end performance, please refer to the “Average annual total return” table on page 10.
(1)	Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.
(2)	Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.
(3)	Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total return presented for the Class C shares shown above.
(4)	The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.
(5)	Assumes the conversion of Class B to Class A shares at the end of the sixth year.
(6)	The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.
(7)	The UBS U.S. Allocation Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: from July 22, 1992 (the Fund’s inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Barclays Capital US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Barclays Capital US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses. If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com

Lipper peer group data calculated by Lipper Inc; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS U.S. Allocation Fund

Performance at a glance (unaudited) (concluded)

Average annual total returns for periods ended 09/30/10		1 year	5 years	10 years

	Class A(1)	10.77%	0.50%	(0.14)%

Before deducting maximum sales charge	Class B(2)	9.80	(0.40)	(0.61	)(5)

	Class C(3)	9.92	(0.25)	(0.89)

	Class Y(4)	11.15	0.86	0.20

	Class A(1)	4.66	(0.63)	(0.71)

After deducting maximum sales charge	Class B(2)	4.80	(0.78)	(0.61	)(5)

	Class C(3)	8.92	(0.25)	(0.89)

(1)	Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(2)	Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(3)	Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total return presented for the Class C shares shown above.

(4)	The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(5)	Assumes the conversion of Class B to Class A shares at the end of the sixth year.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com.

UBS U.S. Allocation Fund

Understanding your Fund’s expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2010 to August 31, 2010.

Actual expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

UBS U.S. Allocation Fund

Understanding your Fund’s expenses (unaudited) (concluded)

				Expenses paid	Expense
		Beginning	Ending	during period(1)	ratio
		account value	account value	03/01/10 to	during the
		March 1, 2010	August 31, 2010	08/31/10	period

Class A	Actual	$1,000.00	$977.30	$5.08	1.02%

	Hypothetical (5% annual return before expenses)	1,000.00	1,020.06	5.19	1.02

Class B	Actual	1,000.00	973.40	9.45	1.90

	Hypothetical (5% annual return before expenses)	1,000.00	1,015.63	9.65	1.90

Class C	Actual	1,000.00	973.70	8.81	1.77

	Hypothetical (5% annual return before expenses)	1,000.00	1,016.28	9.00	1.77

Class Y	Actual	1,000.00	978.80	3.69	0.74

	Hypothetical (5% annual return before expenses)	1,000.00	1,021.48	3.77	0.74

(1)	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

UBS U.S. Allocation Fund

Portfolio statistics (unaudited)

Characteristics	08/31/10		02/28/10		08/31/09

Net assets (mm)	$296.5		$341.8		$354.4

Number of securities	589		577		555

Portfolio composition(1)	08/31/10		02/28/10		08/31/09

Stocks	69.9%		68.5%		69.5%

Bonds	18.6		28.2		21.9

Investment company	8.0		0.2		—

Futures, options and
swap contracts	—		0.1		0.6

Cash equivalents and
other assets less liabilities	3.5		3.0		8.0

Total	100.0%		100.0%		100.0%

Top five equity sectors(1)	08/31/10		02/28/10		08/31/09

Information		Information		Information
technology	14.7%	technology	12.7%	technology	13.2%

Consumer discretionary	10.2	Health care	10.2	Health care	10.7

		Consumer
Health care	9.5	discretionary	9.5	Industrials	9.2

Financials	8.5	Financials	8.7	Financials	9.1

Industrials	7.8	Industrials	8.7	Energy	8.8

Total	50.7%		49.8%		51.0%

Top ten equity securities(1)	08/31/10		02/28/10		08/31/09

Apple, Inc.	2.5%	Apple, Inc.	1.8%	Apple, Inc.	1.9%

				JPMorgan
Exxon Mobil Corp.	1.9	Covidien PLC	1.7	Chase & Co.	1.7

		The Procter &
JPMorgan Chase & Co.	1.5	Gamble Co.	1.7	Covidien PLC	1.6

Comcast Corp., Class A	1.5	Microsoft Corp.	1.7	Microsoft Corp.	1.5

Allergan, Inc.	1.4	JPMorgan Chase & Co.	1.6	Pfizer, Inc.	1.4

				The Procter &
AT&T, Inc.	1.4	Exxon Mobil Corp.	1.5	Gamble Co.	1.3

		General		Comcast Corp.,
Wells Fargo & Co.	1.3	Dynamics Corp.	1.3	Class A	1.3

Johnson & Johnson	1.3	Wells Fargo & Co.	1.3	Chevron Corp.	1.2

PepsiCo, Inc.	1.3	Pfizer, Inc.	1.3	FedEx Corp.	1.2

				General
Illinois Tool Works, Inc.	1.2	FedEx Corp.	1.3	Dynamics Corp.	1.2

Total	15.3%		15.2%		14.3%

(1)	Weightings represent percentages of the Fund’s net assets as of the dates indicated.

UBS U.S. Allocation Fund

Portfolio statistics (unaudited) (continued)

Long-term fixed income sector allocation(1)	08/31/10	02/28/10	08/31/09

Mortgage & agency debt securities	6.9%	10.3%	8.3%

Corporate bonds	6.2	6.0	6.2

US government obligations	4.9	11.4	6.2

Commercial mortgage-backed securities	0.6	0.5	1.0

Asset-backed securities	0.0 (2)	0.0 (2)	0.2

Total	18.6%	28.2%	21.9%

(1)	Weightings represent percentages of the Fund’s net assets as of the dates indicated.

(2)	Weighting represents less than 0.05% of the Fund’s net assets as of the dates indicated.

UBS U.S. Allocation Fund

Portfolio statistics (unaudited) (concluded)

Top ten fixed income securities(1)	08/31/10		02/28/10		08/31/09

		US Treasury Notes,		US Treasury Notes,
US Treasury Notes,		2.250%		2.625%
0.625%, due 06/30/12	2.2%	due 01/31/15	3.5%	due 07/31/14	1.8%

		US Treasury Notes,		US Treasury Notes,
US Treasury Notes,		1.000%		1.000%
0.625%, due 07/31/12	1.4	due 10/31/11	2.6	due 07/31/11	1.3

		US Treasury Notes,		US Treasury Bonds,
FNMA Certificates,		3.375%		4.250%
2.375%, due 07/28/15	1.2	due 11/15/19	1.5	due 05/15/39	1.0

		FHLMC Certificates,		US Treasury Notes,
FHLMC Certificates,		2.875%		0.875%
5.500%, due 05/01/37	0.8	due 02/09/15	1.0	due 05/31/11	0.9

		US Treasury Notes,		FHLMC Certificates,
US Treasury Bonds,		0.750%		5.500%
4.625%, due 02/15/40	0.6	due 11/30/11	1.0	due 05/01/37	0.8

		FNMA Certificates,		FNMA Certificates,
FNMA Certificates,		4.500%		3.000%
4.500%, due 04/01/39	0.5	due 04/01/39	1.0	due 09/16/14	0.7

		US Treasury Notes,		US Treasury Bonds,
US Treasury Bonds,		0.875%		8.750%
4.375%, due 05/15/40	0.5	due 05/31/11	1.0	due 08/15/20	0.6

		US Treasury Bonds,		GNMA Certificates II,
GNMA Certificates II,		4.375%		6.000%
6.000%, due 02/20/34	0.4	due 11/15/39	0.8	due 02/20/34	0.6

		FNMA Certificates,		FHLMC Certificates
FNMA Certificates,		6.000%		ARM, 5.356%
5.000%, due 09/01/39	0.3	due 11/01/38	0.8	due 03/01/37	0.5

GS Mortgage Securities		FHLMC Certificates,		FHLMC Certificates,
Corp. II,		5.500%		5.500%
6.002%, due 08/10/45	0.3	due 05/01/37	0.7	due 03/01/37	0.5

Total	8.2%		13.9%		8.7%

(1)	Weightings represent percentages of the Fund’s net assets as of the dates indicated.

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

Common stocks—69.86%

Security description	Shares	Value

Aerospace & defense—1.95%
Aerovironment, Inc.*	2,100	$47,502

BE Aerospace, Inc.*	3,000	80,850

General Dynamics Corp.	59,000	3,296,330

Raytheon Co.	35,800	1,572,336

United Technologies Corp.	11,900	775,999

		5,773,017

Air freight & logistics—1.19%
C.H. Robinson Worldwide, Inc.	5,500	357,445

FedEx Corp.	39,700	3,098,585

Hub Group, Inc., Class A*	2,400	63,792

		3,519,822

Airlines—0.54%
Southwest Airlines Co.	145,700	1,609,985

Auto components—0.51%
BorgWarner, Inc.*	32,600	1,422,990

Tenneco, Inc.*	3,600	88,992

		1,511,982

Beverages—1.33%
PepsiCo, Inc.	61,700	3,959,906

Biotechnology—1.44%
Amgen, Inc.*	30,700	1,566,928

Amylin Pharmaceuticals, Inc.*	19,700	404,638

Genzyme Corp.*	32,600	2,285,586

		4,257,152

Building products—0.04%
A.O. Smith Corp.	1,800	92,430

Armstrong World Industries, Inc.*	900	35,370

		127,800

Capital markets—1.53%
Apollo Investment Corp.	7,105	67,995

BlackRock, Inc.	2,200	312,290

Security description	Shares	Value

Capital markets—(concluded)
Evercore Partners, Inc., Class A	4,700	$115,103

Goldman Sachs Group, Inc.	13,500	1,848,690

Golub Capital BDC, Inc.	4,000	57,520

Lazard Ltd., Class A	1,000	31,260

Och-Ziff Capital Management Group, Class A(1)	4,700	58,562

PennantPark Investment Corp.	6,900	68,172

The Bank of New York Mellon Corp.	82,100	1,992,567

		4,552,159

Chemicals—1.98%
Cytec Industries, Inc.	1,800	85,374

Dow Chemical Co.	84,800	2,066,576

Monsanto Co.	36,100	1,900,665

Praxair, Inc.	7,600	653,828

The Mosaic Co.	8,300	486,878

The Sherwin-Williams Co.	9,500	668,610

		5,861,931

Commercial banks—1.44%
Bank of Hawaii Corp.	1,200	53,592

City National Corp.	1,000	48,440

Cullen/Frost Bankers, Inc.	800	41,000

Prosperity Bancshares, Inc.	1,900	54,055

Webster Financial Corp.	3,100	49,879

Wells Fargo & Co.	168,400	3,965,820

Wilmington Trust Corp.	5,300	46,640

		4,259,426

Commercial services & supplies—0.03%
Innerworkings, Inc.(1),*	8,200	44,526

Interface, Inc., Class A	3,100	39,742

		84,268

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

Common stocks—(continued)

Security description	Shares	Value

Communications equipment—1.83%
Cisco Systems, Inc.*	58,000	$1,162,900

CommScope, Inc.*	3,600	67,500

F5 Networks, Inc.*	500	43,715

Juniper Networks, Inc.*	16,700	454,240

NETGEAR, Inc.*	2,400	50,688

Nortel Networks Corp.*	25,433	654

QUALCOMM, Inc.	95,000	3,639,450

		5,419,147

Computers & peripherals—4.26%
Apple, Inc.*	30,200	7,349,774

EMC Corp.*	31,500	574,560

Hewlett-Packard Co.	78,000	3,001,440

NetApp, Inc.*	10,200	412,488

Seagate Technology*	129,100	1,307,783

		12,646,045

Construction & engineering—0.03%
MasTec, Inc.*	7,900	76,472

Containers & packaging—0.40%
Ball Corp.	21,300	1,194,504

Diversified consumer services—0.62%
Apollo Group, Inc., Class A*	40,000	1,699,200

Coinstar, Inc.(1),*	1,600	69,600

Weight Watchers International, Inc.	2,200	62,744

		1,831,544

Diversified financial services—2.87%
Bank of America Corp.	244,700	3,046,515

CME Group, Inc.	1,700	421,736

IntercontinentalExchange, Inc.*	5,200	496,912

JPMorgan Chase & Co.	125,000	4,545,000

		8,510,163

Diversified telecommunication services—1.38%
AT&T, Inc.	151,700	4,100,451

Security description	Shares	Value

Electric utilities—3.00%
American Electric Power Co., Inc.	99,600	$3,526,836

Exelon Corp.	83,500	3,400,120

FirstEnergy Corp.	53,600	1,958,008

		8,884,964

Electrical equipment—0.15%
Regal-Beloit Corp.	900	49,788

Roper Industries, Inc.	6,800	394,944

		444,732

Electronic equipment, instruments & components—0.03%
Rofin-Sinar Technologies, Inc.*	4,000	81,600

Energy equipment & services—1.67%
Baker Hughes, Inc.	70,100	2,634,358

Bristow Group, Inc.*	2,000	66,000

Dawson Geophysical Co.*	2,000	48,320

Dril-Quip, Inc.*	1,000	52,870

Noble Corp.	66,300	2,063,256

TETRA Technologies, Inc.*	10,700	89,773

		4,954,577

Food & staples retailing—0.61%
Kroger Co.	91,600	1,807,268

Food products—0.52%
General Mills, Inc.	16,600	600,256

Hain Celestial Group, Inc.*	2,900	64,786

Kellogg Co.	16,900	839,592

Seneca Foods Corp., Class A*	1,062	26,507

		1,531,141

Gas utilities—0.03%
AGL Resources, Inc.	2,100	77,070

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

Common stocks—(continued)

Security description	Shares	Value

Health care equipment & supplies—2.67%
AngioDynamics, Inc.*	4,100	$62,607

Baxter International, Inc.	39,100	1,664,096

Boston Scientific Corp.*	141,000	731,790

CONMED Corp.*	2,400	44,424

Covidien PLC	91,900	3,247,746

Greatbatch, Inc.*	4,300	94,385

Integra LifeSciences Holdings*	2,300	79,971

Medical Action Industries, Inc.*	6,400	52,288

Medtronic, Inc.	58,800	1,851,024

The Cooper Cos., Inc.	1,900	76,646

		7,904,977

Health care providers & services—1.54%
Express Scripts, Inc.*	8,900	379,140

Henry Schein, Inc.*	900	47,520

Medco Health Solutions, Inc.*	12,000	521,760

Owens & Minor, Inc.	3,000	79,980

Patterson Cos., Inc.	2,600	65,754

PSS World Medical, Inc.*	3,500	64,260

UnitedHealth Group, Inc.	69,100	2,191,852

WellPoint, Inc.*	24,300	1,207,224

		4,557,490

Hotels, restaurants & leisure—1.70%
Buffalo Wild Wings, Inc.*	1,900	79,458

Carnival Corp.	93,500	2,915,330

International Game Technology	41,900	611,740

Life Time Fitness, Inc.(1),*	1,200	40,764

McDonald’s Corp.	17,500	1,278,550

O’Charley’s, Inc.*	7,100	39,121

WMS Industries, Inc.*	1,900	67,146

		5,032,109

Security description	Shares	Value

Household durables—1.20%
Fortune Brands, Inc.	79,600	$3,565,284

Household products—1.27%
Colgate-Palmolive Co.	3,000	221,520

The Procter & Gamble Co.	59,400	3,544,398

		3,765,918

Insurance—2.63%
AFLAC, Inc.	71,900	3,397,275

MetLife, Inc.	69,000	2,594,400

Principal Financial Group, Inc.	73,700	1,698,785

Seabright Insurance Holdings	3,900	27,573

Tower Group, Inc.	1,200	25,752

Validus Holdings Ltd.	1,600	40,752

		7,784,537

Internet & catalog retail—0.80%
Amazon.com, Inc.*	11,900	1,485,477

Priceline.com, Inc.*	3,000	874,440

		2,359,917

Internet software & services—0.62%
Art Technology Group, Inc.*	23,600	82,364

Baidu, Inc., ADR*	3,300	258,819

Digital River, Inc.*	3,200	84,384

Google, Inc., Class A*	3,000	1,350,060

ValueClick, Inc.*	6,500	70,850

		1,846,477

IT services—1.34%
MasterCard, Inc., Class A	4,300	852,948

RightNow Technologies, Inc.*	2,200	36,784

Teradata Corp.*	13,100	428,894

Visa, Inc., Class A	38,600	2,662,628

		3,981,254

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

Common stocks—(continued)

Security description	Shares	Value

Life sciences tools & services—0.16%
Bio-Rad Laboratories, Inc., Class A*	1,100	$90,783

Life Technologies Corp.*	9,200	393,484

		484,267

Machinery—2.96%
Illinois Tool Works, Inc.	88,500	3,651,510

PACCAR, Inc.	70,500	2,889,795

Pall Corp.	54,600	1,866,774

Parker Hannifin Corp.	6,300	372,708

		8,780,787

Media—3.77%
Cinemark Holdings, Inc.	5,100	74,511

Comcast Corp., Class A	253,600	4,341,632

Discovery Communications, Inc., Class A*	13,700	517,175

Interpublic Group of Cos., Inc.*	252,300	2,152,119

ReachLocal, Inc.(1),*	4,100	53,341

Time Warner, Inc.	72,700	2,179,546

Viacom Inc., Class B	59,300	1,863,206

		11,181,530

Oil, gas & consumable fuels—5.63%
Alpha Natural Resources, Inc.*	1,697	63,010

Anadarko Petroleum Corp.	46,500	2,138,535

Apache Corp.	4,400	395,340

Comstock Resources, Inc.*	1,700	37,009

Concho Resources, Inc.*	4,000	233,680

Exxon Mobil Corp.	93,700	5,543,292

Hess Corp.	38,500	1,934,625

Marathon Oil Corp.	67,100	2,045,879

Occidental Petroleum Corp.	4,100	299,628

Peabody Energy Corp.	35,200	1,506,560

Security description	Shares	Value

Oil, gas & consumable fuels—(concluded)
Southwestern Energy Co.*	10,800	$353,376

Ultra Petroleum Corp.*	54,900	2,141,649

		16,692,583

Personal products—0.99%
Avon Products, Inc.	98,700	2,872,170

Prestige Brands Holdings, Inc.*	7,500	55,500

		2,927,670

Pharmaceuticals—3.68%
Allergan, Inc.	67,300	4,133,566

Johnson & Johnson	69,500	3,962,890

Merck & Co., Inc.	80,500	2,830,380

		10,926,836

Professional services—0.12%
Heidrick & Struggles International, Inc.	3,500	60,795

Verisk Analytics, Inc., Class A*	11,000	306,020

		366,815

Real estate investment trusts—0.04%
American Campus Communities, Inc.	1,900	56,601

Entertainment Properties Trust	1,400	60,326

		116,927

Real estate management & development—0.01%
Hudson Pacific Properties, Inc.	2,500	41,250

Road & rail—0.71%
Kansas City Southern*	2,500	83,925

Ryder System, Inc.	39,300	1,507,941

Union Pacific Corp.	7,000	510,580

		2,102,446

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

Common stocks—(continued)

Security description	Shares	Value

Semiconductors & semiconductor equipment—1.97%
Applied Materials, Inc.	93,500	$971,465

Broadcom Corp., Class A	53,300	1,597,401

Intersil Corp., Class A	61,700	616,691

Marvell Technology Group Ltd.*	87,400	1,393,156

National Semiconductor Corp.	97,200	1,225,692

ON Semiconductor Corp.*	7,200	44,496

		5,848,901

Software—4.60%
Adobe Systems, Inc.*	76,900	2,134,744

ANSYS, Inc.*	1,000	38,780

Autodesk, Inc.*	89,400	2,480,850

Blackboard, Inc.(1),*	1,200	39,708

Cadence Design Systems, Inc.*	10,400	70,720

Factset Research Systems, Inc.	400	29,420

Intuit, Inc.*	55,700	2,383,960

Microsoft Corp.	124,800	2,930,304

Motricity, Inc.(1),*	5,678	41,790

NICE Systems Ltd., ADR*	1,700	45,560

Nuance Communications, Inc.*	4,200	61,656

Oracle Corp.	35,700	781,116

RealPage, Inc.(1),*	2,900	48,633

Red Hat, Inc.*	12,600	435,330

Solera Holdings, Inc.	1,200	47,616

SS&C Technologies Holdings, Inc.*	1,800	25,362

Symantec Corp.*	117,900	1,606,977

VMware, Inc., Class A*	5,100	400,707

Websense, Inc.*	1,900	36,955

		13,640,188

Security description	Shares	Value

Specialty retail—1.44%
Children’s Place Retail Stores, Inc.*	1,800	$78,588

GameStop Corp., Class A*	85,600	1,534,808

Lowe’s Cos., Inc.	124,800	2,533,440

PetSmart, Inc.	2,000	63,780

Vitamin Shoppe, Inc.*	2,000	48,820

		4,259,436

Textiles, apparel & luxury goods—0.15%
Nike, Inc., Class B	5,700	399,000

True Religion Apparel, Inc.*	3,100	54,498

		453,498

Trading companies & distributors—0.04%
Beacon Roofing Supply, Inc.*	3,600	50,148

Interline Brands, Inc.*	3,500	56,560

		106,708

Wireless telecommunication services—0.44%
American Tower Corp., Class A*	7,000	328,020

Crown Castle International Corp.*	23,500	966,320

		1,294,340

Total common stocks (cost—$212,229,666)		207,099,271

Preferred stocks—0.00%

Consumer finance—0.00%
Ally Financial, Inc.(2),(3),*	5	4,130

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

Preferred stocks—(concluded)

Security description	Shares	Value

Media—0.00%
CMP Susquehanna Radio Holdings Corp.,
Series A(4),(5),(6),(7),*	2,332	$23

Total preferred stocks (cost—$423)		4,153

Investment company—7.97%
UBS Credit Bond Relationship Fund(8),*
(cost—$22,371,839)	1,662,520	23,616,096

	Number of
	warrants

Warrant*—0.00%

Commercial banks—0.00%
CNB Capital Trust I, expires 03/23/19
(cost—$27)(6),(7)	2,665	27

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

	Face
Security description	amount	Value

US government obligations—4.93%

US Treasury Bonds
4.375%, due 05/15/40	$1,225,000	$1,413,344

4.625%, due 02/15/40	1,485,000	1,781,537

US Treasury Notes
0.625%, due 06/30/12	6,355,000	6,373,620

0.625%, due 07/31/12	4,170,000	4,182,552

1.875%, due 06/30/15	160,000	164,400

2.625%, due 08/15/20	690,000	698,840

Total US government obligations (cost—$14,392,851)		14,614,293

Mortgage & agency debt securities—6.92%

Federal Home Loan Mortgage Corporation Certificates,**
5.000%, due 09/01/38	496,541	527,651

5.000%, due 11/01/38	671,010	713,051

5.500%, due 05/01/37	2,118,112	2,298,486

5.500%, due 07/01/38	191,170	204,262

6.500%, due 08/01/28	364,600	404,068

Federal Home Loan Mortgage Corporation Certificates, TBA**
4.000%, TBA	725,000	749,469

Federal National Mortgage Association Certificates,**
1.750%, due 05/07/13	645,000	660,297

2.375%, due 07/28/15	3,365,000	3,485,292

2.875%, due 12/11/13	685,000	725,735

4.000%, due 07/01/40	668,644	693,335

4.500%, due 02/01/39	575,000	604,948

4.500%, due 04/01/39	1,386,633	1,458,202

4.500%, due 07/01/39	321,998	338,617

4.500%, due 10/01/39	564,205	593,326

5.000%, due 09/01/39	927,268	985,995

5.000%, due 10/01/39	117,773	125,232

5.000%, due 05/01/40	172,893	183,843

5.500%, due 08/01/39	633,747	682,303

6.000%, due 06/01/33	9,731	10,859

6.000%, due 12/01/36	733,400	792,162

6.000%, due 06/01/38	34,624	37,312

6.000%, due 11/01/38	429,884	463,253

7.000%, due 08/01/32	659,623	747,086

7.500%, due 02/01/33	10,138	11,549

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

	Face
Security description	amount	Value

Mortgage & agency debt securities—(concluded)

Federal National Mortgage Association Certificates, TBA**
3.500%, TBA	$650,000	$672,547

4.000%, TBA	275,000	283,808

4.500%, TBA	750,000	787,500

First Horizon Mortgage Pass-Through Trust,
Series 2004-FL1, Class 1A1,
0.534%, due 02/25/35(9)	148,359	110,564

Government National Mortgage Association Certificates,
6.500%, due 10/15/28	7,213	8,110

Government National Mortgage Association Certificates II,
6.000%, due 11/20/28	3,039	3,346

6.000%, due 02/20/29	7,290	8,027

6.000%, due 02/20/34	1,060,524	1,157,687

Total mortgage & agency debt securities (cost—$19,637,250)		20,527,922

Commercial mortgage-backed securities—0.63%

Bear Stearns Commercial Mortgage Securities,
Series 2006-PW12, Class A4,
5.907%, due 09/11/38(9)	300,000	330,488

Commercial Mortgage Pass Through Certificates,
Series 2006-C8, Class A4
5.306%, due 12/10/46	200,000	206,009

Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class A4,
5.444%, due 03/10/39	375,000	392,769

GS Mortgage Securities Corp. II,
Series 2007-GG10, Class A4
6.002%, due 08/10/45(9)	895,000	925,016

Total commercial mortgage-backed securities (cost—$1,392,879)		1,854,282

Asset-backed security—0.01%

Ford Credit Auto Owner Trust,
Series 2007-B, Class A3A,
5.150%, due 11/15/11 (cost—$38,648)	39,070	39,415

Corporate bonds—6.17%

Aerospace & defense—0.05%
DAE Aviation Holdings
11.250%, due 08/01/15(2)	35,000	35,262

Global Aviation Holdings Ltd.
14.000%, due 08/15/13(2)	45,000	47,700

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Aerospace & defense—(concluded)
Spirit AeroSystems, Inc.
7.500%, due 10/01/17	$25,000	$25,688

TransDigm, Inc.
7.750%, due 07/15/14	25,000	25,750

Triumph Group, Inc.
8.000%, due 11/15/17	10,000	10,075

		144,475

Airlines—0.03%
Delta Air Lines, Inc.
12.250%, due 03/15/15(2)	75,000	82,406

Automobile OEM—0.03%
Ford Motor Co.
6.625%, due 10/01/28	45,000	40,500

7.450%, due 07/16/31(1)	45,000	43,875

		84,375

Automotive parts—0.10%
Allison Transmission, Inc.
11.000%, due 11/01/15(2)	50,000	53,750

American Axle & Manufacturing Holdings, Inc.
9.250%, due 01/15/17(2)	25,000	26,562

ArvinMeritor, Inc.
8.125%, due 09/15/15(1)	25,000	25,063

10.625%, due 03/15/18	30,000	32,550

Goodyear Tire & Rubber Co.
10.500%, due 05/15/16	65,000	72,150

Navistar International Corp.
8.250%, due 11/01/21	25,000	26,187

Tenneco, Inc.
7.750%, due 08/15/18(2)	10,000	10,200

Series B
10.250%, due 07/15/13	15,000	15,244

TRW Automotive, Inc.
7.000%, due 03/15/14(2)	35,000	36,050

		297,756

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Banking-non-US—0.05%
HBOS Capital Funding LP
6.071%, due 06/30/14(2),(10),(11)	$65,000	$50,700

ING Capital Funding Trust III
8.439%, due 12/31/10(10),(11)	40,000	38,000

ING Groep N.V.
5.775%, due 12/29/49(9),(11)	50,000	41,125

NB Capital Trust II
7.830%, due 12/15/26	25,000	25,062

		154,887

Banking-US—0.71%
Bank of America Corp.
5.420%, due 03/15/17	500,000	511,834

8.000%, due 01/30/18(9),(11)	50,000	51,005

BankAmerica Capital II
8.000%, due 12/15/26	75,000	76,406

CIT Group, Inc.
7.000%, due 05/01/13	40,000	39,650

7.000%, due 05/01/17	125,000	117,539

Citigroup Capital XXI
8.300%, due 12/21/57(10)	135,000	140,062

Citigroup, Inc.
6.125%, due 05/15/18	250,000	269,790

Merrill Lynch & Co.
5.700%, due 05/02/17	105,000	109,308

Morgan Stanley
5.500%, due 01/26/20	150,000	151,897

Morgan Stanley MTN
6.625%, due 04/01/18	250,000	274,729

Washington Mutual, Inc.
5.500%, due 01/15/13(12)	585,000	2,925

Wells Fargo Bank N.A.
5.950%, due 08/26/36	310,000	325,642

Zions Bancorp.
5.500%, due 11/16/15	30,000	28,486

		2,099,273

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Beverage/bottling—0.05%
Anheuser-Busch InBev Worldwide, Inc.
4.125%, due 01/15/15	$85,000	$91,079

Constellation Brands, Inc.
8.375%, due 12/15/14	60,000	65,250

		156,329

Building materials—0.07%
Hanson Ltd.
6.125%, due 08/15/16	40,000	40,000

Interface, Inc., Series B
11.375%, due 11/01/13	30,000	33,900

Ply Gem Industries, Inc.
11.750%, due 06/15/13	95,000	97,850

USG Corp.
9.750%, due 08/01/14(2)	25,000	25,906

		197,656

Business services/office equipment—0.04%
Harland Clarke Holdings
9.500%, due 05/15/15	75,000	71,438

West Corp.
11.000%, due 10/15/16(1)	50,000	52,500

		123,938

Chemicals—0.10%
Ashland, Inc.
9.125%, due 06/01/17	40,000	45,700

Georgia Gulf Corp.
9.000%, due 01/15/17(2)	5,000	5,181

Hexion US Finance Corp./Hexion Nova Scotia Finance ULC
9.750%, due 11/15/14(1)	75,000	73,687

Huntsman International LLC
5.500%, due 06/30/16	30,000	28,238

Ineos Group Holdings PLC
8.500%, due 02/15/16(1),(2)	30,000	23,775

Momentive Performance Materials, Inc.
9.750%, due 12/01/14(1)	15,000	14,644

11.500%, due 12/01/16(1)	30,000	27,900

12.500%, due 06/15/14	15,000	16,594

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Chemicals—(concluded)
Nalco Co.
8.875%, due 11/15/13	$40,000	$40,850

NOVA Chemicals Corp.
8.625%, due 11/01/19	25,000	25,750

		302,319

Coal—0.03%
Consol Energy, Inc.
8.000%, due 04/01/17(2)	45,000	47,475

Patriot Coal Corp.
8.250%, due 04/30/18	50,000	49,625

		97,100

Commercial services—0.01%
DynCorp International, Inc.
10.375%, due 07/01/17(2)	20,000	19,900

Interactive Data Corp.
10.250%, due 08/01/18(2)	5,000	5,175

		25,075

Consumer products-non durables—0.10%
ACCO Brands Corp.
10.625%, due 03/15/15	25,000	27,500

Freedom Group, Inc.
10.250%, due 08/01/15(2)	55,000	57,337

Sealy Mattress Co.
10.875%, due 04/15/16(2)	9,000	10,035

Toys R US Property Co. LLC
8.500%, due 12/01/17(2)	120,000	124,800

Yankee Acquisition Corp., Series B
8.500%, due 02/15/15(1)	20,000	20,250

9.750%, due 02/15/17(1)	50,000	51,000

		290,922

Consumer services—0.03%
Avis Budget Car Rental/Avis Budget Finance, Inc.
9.625%, due 03/15/18	20,000	20,900

Hertz Corp.
10.500%, due 01/01/16(1)	55,000	58,575

		79,475

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Distribution/wholesale—0.04%
McJunkin Red Man Corp.
9.500%, due 12/15/16(2)	$130,000	$114,725

Diversified capital goods—0.04%
Baldor Electric Co.
8.625%, due 02/15/17	25,000	26,438

United Rentals N.A., Inc.
7.750%, due 11/15/13(1)	90,000	90,225

		116,663

Diversified financial services—0.04%
CIT Group Funding Co. of Delaware LLC
10.250%, due 05/01/14	40,000	41,450

10.250%, due 05/01/16	50,000	51,688

Midwest Gaming Borrower LLC/Midwest Finance Corp.
11.625%, due 04/15/16(2)	20,000	20,100

		113,238

Diversified manufacturing—0.04%
Amsted Industries, Inc.
8.125%, due 03/15/18(2)	10,000	10,313

Bombardier, Inc.
7.500%, due 03/15/18(2)	20,000	21,300

7.750%, due 03/15/20(2)	25,000	26,875

SPX Corp.
7.625%, due 12/15/14	65,000	70,037

		128,525

Electric-generation—0.21%
AES Corp.
8.000%, due 06/01/20	100,000	105,000

Calpine Construction Finance/CCFC Finance Corp.
8.000%, due 06/01/16(2)	50,000	52,500

Calpine Corp.
7.875%, due 07/31/20(2)	50,000	50,125

Dynegy Holdings, Inc.
8.375%, due 05/01/16	40,000	29,900

Edison Mission Energy
7.000%, due 05/15/17	100,000	68,250

Energy Future Holdings Corp.
10.875%, due 11/01/17(1)	21,000	12,495

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Electric-generation—(concluded)
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.
10.000%, due 12/01/20	$50,000	$48,049

Mirant Americas Generation LLC
9.125%, due 05/01/31	75,000	67,219

North American Energy Alliance LLC/North American
Energy Finance Corp.
10.875%, due 06/01/16(2)	50,000	54,000

NRG Energy, Inc.
7.250%, due 02/01/14	25,000	25,500

8.500%, due 06/15/19	15,000	15,412

RRI Energy, Inc.
6.750%, due 12/15/14	80,000	80,800

		609,250

Electric-integrated—0.18%
Dominion Resources, Inc.
5.950%, due 06/15/35	150,000	171,622

E.ON International Finance BV
5.800%, due 04/30/18(2)	80,000	93,675

Electricite de France SA
4.600%, due 01/27/20(2)	100,000	108,086

Mirant N.A. LLC
7.375%, due 12/31/13	25,000	25,562

Oncor Electric Delivery Co. LLC
6.800%, due 09/01/18	80,000	97,157

Texas Competitive Electric Holdings Co. LLC, Series A
10.250%, due 11/01/15(1)	80,000	51,000

		547,102

Electronics—0.08%
Freescale Semiconductor, Inc.
9.250%, due 04/15/18(2)	25,000	25,063

10.125%, due 12/15/16(1)	30,000	24,600

Kemet Corp.
10.500%, due 05/01/18(2)	25,000	26,000

NXP BV/NXP Funding LLC
9.500%, due 10/15/15(1)	100,000	97,250

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Electronics—(concluded)
Sanmina-SCI Corp.
8.125%, due 03/01/16	$75,000	75,562

		248,475

Energy-exploration & production—0.21%
Denbury Resources, Inc.
8.250%, due 02/15/20	25,000	26,687

9.750%, due 03/01/16	75,000	82,687

Forest Oil Corp.
8.500%, due 02/15/14	30,000	31,875

Helix Energy Solutions
9.500%, due 01/15/16(2)	100,000	98,500

Hilcorp Energy I LP/Hilcorp Finance Co.
8.000%, due 02/15/20(2)	20,000	20,400

Linn Energy LLC/Linn Energy Finance Corp.
11.750%, due 05/15/17	35,000	39,900

OPTI Canada, Inc.
8.250%, due 12/15/14	50,000	39,000

9.000%, due 12/15/12(2)	30,000	30,075

Plains Exploration & Production Co.
7.625%, due 06/01/18	26,000	26,358

10.000%, due 03/01/16	55,000	60,225

Pride International, Inc.
6.875%, due 08/15/20	5,000	5,244

Quicksilver Resources, Inc.
9.125%, due 08/15/19	40,000	42,900

11.750%, due 01/01/16	30,000	34,500

SandRidge Energy, Inc.
8.750%, due 01/15/20(2)	45,000	42,750

9.875%, due 05/15/16(2)	45,000	44,775

		625,876

Energy-independent—0.17%
Chesapeake Energy Corp.
6.625%, due 08/15/20	30,000	30,112

9.500%, due 02/15/15	115,000	129,375

Comstock Resources, Inc.
8.375%, due 10/15/17	20,000	20,450

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Energy-independent—(concluded)
Encore Acquisition Co.
9.500%, due 05/01/16	$30,000	$32,700

Gulfmark Offshore, Inc.
7.750%, due 07/15/14	40,000	38,800

Key Energy Services, Inc.
8.375%, due 12/01/14	80,000	82,600

PetroHawk Energy Corp.
7.875%, due 06/01/15	80,000	83,000

10.500%, due 08/01/14	50,000	55,875

Swift Energy Co.
8.875%, due 01/15/20	30,000	30,750

		503,662

Energy-oilfield services—0.04%
Aquilex Holdings LLC/Aquilex Finance Corp.
11.125%, due 12/15/16(2)	10,000	9,888

Cie Generale de Geophysique-Veritas
7.750%, due 05/15/17	35,000	34,737

Expro Finance Luxembourg SCA
8.500%, due 12/15/16(2)	75,000	70,125

		114,750

Energy-refining & marketing—0.02%
Tesoro Corp.
9.750%, due 06/01/19	55,000	59,263

Entertainment—0.03%
WMG Acquisition Corp.
9.500%, due 06/15/16	95,000	99,275

Environmental—0.02%
Casella Waste Systems, Inc.
11.000%, due 07/15/14	25,000	27,313

Clean Harbors, Inc.
7.625%, due 08/15/16	45,000	46,125

		73,438

Finance-noncaptive consumer—0.01%
Residential Capital LLC
9.625%, due 05/15/15(1)	25,000	24,750

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Finance-noncaptive diversified—0.13%
Ally Financial, Inc.
6.875%, due 09/15/11	$24,000	$24,420

7.500%, due 09/15/20(2)	50,000	49,500

8.000%, due 03/15/20(2)	60,000	61,500

8.000%, due 11/01/31	105,000	103,425

8.300%, due 02/12/15(2)	70,000	72,800

E*Trade Financial Corp.
12.500%, due 11/30/17(13)	63,000	70,245

		381,890

Finance-other—0.06%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
8.000%, due 01/15/18	25,000	24,875

International Lease Finance Corp.
8.625%, due 09/15/15(2)	55,000	55,344

8.750%, due 03/15/17(2)	20,000	20,175

SquareTwo Financial Corp.
11.625%, due 04/01/17(2)	75,000	66,187

		166,581

Food—0.11%
Bumble Bee Foods LLC
7.750%, due 12/15/15(2)	25,000	26,437

Land O’Lakes Capital Trust I
7.450%, due 03/15/28(2)	75,000	64,875

Michael Foods, Inc.
9.750%, due 07/15/18(2)	50,000	52,500

Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
10.625%, due 04/01/17(1)	55,000	57,406

Smithfield Foods, Inc.
10.000%, due 07/15/14(2)	40,000	44,650

Tyson Foods, Inc.
10.500%, due 03/01/14	35,000	42,219

Viskase Cos., Inc.
9.875%, due 01/15/18(2)	40,000	40,500

		328,587

Food-wholesale—0.03%
ARAMARK Corp.
8.500%, due 02/01/15	85,000	87,656

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Gaming—0.31%
Ameristar Casinos, Inc.
9.250%, due 06/01/14	$30,000	$31,800

FireKeepers Development Authority
13.875%, due 05/01/15(2)	125,000	145,000

Harrah’s Operating Co., Inc.
10.000%, due 12/15/18(1)	35,000	27,300

11.250%, due 06/01/17	145,000	155,150

Jacobs Entertainment, Inc.
9.750%, due 06/15/14	90,000	82,575

Marina District Finance Co., Inc.
9.875%, due 08/15/18(1),(2)	5,000	4,988

MGM Resorts International
9.000%, due 03/15/20(2)	25,000	25,938

10.375%, due 05/15/14	30,000	32,700

11.125%, due 11/15/17	70,000	78,225

13.000%, due 11/15/13	25,000	28,875

Peninsula Gaming LLC
8.375%, due 08/15/15	25,000	25,938

Pokagon Gaming Authority
10.375%, due 06/15/14(2)	93,000	96,487

Shingle Springs Tribal Gaming Authority
9.375%, due 06/15/15(2)	75,000	57,187

Tunica-Biloxi Gaming Authority
9.000%, due 11/15/15(2)	75,000	67,031

Yonkers Racing Corp.
11.375%, due 07/15/16(2)	50,000	53,750

		912,944

Gas distributors—0.06%
Ferrellgas PartnersLP
8.625%, due 06/15/20	40,000	41,300

9.125%, due 10/01/17	60,000	64,200

Inergy LP/Inergy Finance Corp.
8.750%, due 03/01/15	80,000	85,200

		190,700

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Gas pipelines—0.15%
Atlas Pipeline Partners LP
8.750%, due 06/15/18	$40,000	$39,500

Nustar Logistics LP
7.650%, due 04/15/18	140,000	168,452

Sonat, Inc.
7.000%, due 02/01/18	150,000	157,223

Trans-Canada Pipelines Ltd.
7.625%, due 01/15/39	60,000	80,511

		445,686

Health care—0.21%
Accellent, Inc.
8.375%, due 02/01/17	50,000	49,750

Apria Healthcare Group, Inc.
11.250%, due 11/01/14(2)	100,000	108,125

Biomet, Inc.
10.375%, due 10/15/17(13)	150,000	163,125

Capella Healthcare, Inc.
9.250%, due 07/01/17(2)	10,000	10,350

Carriage Services, Inc.
7.875%, due 01/15/15	70,000	68,600

Multiplan, Inc.
9.875%, due 09/01/18(2)	50,000	50,250

Prospect Medical Holdings, Inc.
12.750%, due 07/15/14	40,000	42,450

Radiation Therapy Services, Inc.
9.875%, due 04/15/17(2)	25,000	24,438

Tenet Healthcare Corp.
8.000%, due 08/01/20(2)	10,000	9,700

Universal Hospital Services
8.500%, due 06/01/15(13)	10,000	10,050

US Oncology, Inc.
9.125%, due 08/15/17	30,000	31,050

Vanguard Health Holding Co. II LLC/Vanguard
Holding Co. II, Inc.
8.000%, due 02/01/18	50,000	49,062

		616,950

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Home construction—0.09%
Beazer Homes USA, Inc.
6.875%, due 07/15/15	$25,000	$21,625

8.125%, due 06/15/16	25,000	21,875

K Hovnanian Enterprises, Inc.
10.625%, due 10/15/16	30,000	29,100

KB Home
5.750%, due 02/01/14	15,000	14,081

5.875%, due 01/15/15	25,000	22,938

6.250%, due 06/15/15	25,000	22,875

Ryland Group, Inc.
6.625%, due 05/01/20	50,000	46,875

Standard Pacific Corp.
9.250%, due 04/15/12	30,000	30,787

10.750%, due 09/15/16	25,000	26,312

Toll Brothers Finance Corp.
8.910%, due 10/15/17	35,000	41,288

		277,756

Housewares—0.01%
Libbey Glass, Inc.
10.000%, due 02/15/15(2)	25,000	26,563

Industrial-other—0.03%
Belden, Inc.
9.250%, due 06/15/19(2)	20,000	21,575

Mobile Mini, Inc.
9.750%, due 08/01/14	30,000	31,088

RBS Global, Inc./Rexnord LLC
8.500%, due 05/01/18	30,000	30,225

		82,888

Insurance-life—0.07%
American International Group, Inc.
8.175%, due 05/15/58(10)	20,000	17,150

American International Group, Inc. MTN
5.850%, due 01/16/18	100,000	96,500

Hartford Financial Services Group
8.125%, due 06/15/38(10)	95,000	92,150

		205,800

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Insurance-multiline—0.05%
Genworth Financial, Inc.
6.150%, due 11/15/66(10)	$40,000	$28,000

Glen Meadow Pass-Through Trust
6.505%, due 02/12/67(2),(10)	60,000	44,700

Lincoln National Corp.
7.000%, due 05/17/66(10)	100,000	91,000

		163,700

Insurance-personal & casualty—0.05%
Liberty Mutual Group, Inc.
7.800%, due 03/15/37(2)	25,000	22,000

10.750%, due 06/15/58(2),(10)	70,000	77,875

XL Capital Ltd.
6.500%, due 04/15/17(10),(11)	70,000	52,766

		152,641

Internet software & services—0.03%
Equinix, Inc.
8.125%, due 03/01/18	50,000	52,250

GXS Worldwide, Inc.
9.750%, due 06/15/15(2)	50,000	48,000

		100,250

Leisure—0.02%
Brunswick Corp.
11.250%, due 11/01/16(2)	15,000	17,138

Royal Caribbean Cruises Ltd.
7.500%, due 10/15/27	40,000	35,200

		52,338

Lodging—0.01%
Host Hotels & Resorts LP
9.000%, due 05/15/17(1)	40,000	44,000

Machinery-agriculture & construction—0.09%
Case New Holland, Inc.
7.750%, due 09/01/13	50,000	52,500

7.875%, due 12/01/17(2)	55,000	57,888

Caterpillar Financial Services Corp.
6.125%, due 02/17/14	100,000	114,917

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Machinery-agriculture & construction—(concluded)
CPM Holdings, Inc.
10.625%, due 09/01/14(2)	$30,000	$32,400

		257,705

Manufacturing-diversified—0.00%
Trimas Corp.
9.750%, due 12/15/17(2)	10,000	10,325

Media-broadcast/outdoor—0.06%
Clear Channel Communications, Inc.
7.250%, due 10/15/27	30,000	14,100

10.750%, due 08/01/16(1)	50,000	36,875

Clear Channel Worldwide Holdings, Inc.
9.250%, due 12/15/17	30,000	31,407

Nexstar Broadcasting, Inc./Mission Broadcasting Inc.
8.875%, due 04/15/17(2)	25,000	25,406

Salem Communications Corp.
9.625%, due 12/15/16	28,000	29,155

XM Satellite Radio, Inc.
13.000%, due 08/01/13(2)	25,000	28,312

		165,255

Media-cable—0.09%
Cablevision Systems Corp.
8.625%, due 09/15/17(2)	50,000	54,500

CSC Holdings LLC
8.625%, due 02/15/19	25,000	27,875

Insight Communications Co., Inc.
9.375%, due 07/15/18(2)	10,000	10,500

Mediacom LLC/Mediacom Capital Corp.
9.125%, due 08/15/19	25,000	25,000

Time Warner Cable, Inc.
6.750%, due 07/01/18	100,000	119,365

UPC Germany GmbH
8.125%, due 12/01/17(2)	25,000	25,687

		262,927

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Media-non cable—0.11%
Affinion Group, Inc.
10.125%, due 10/15/13	$60,000	$61,500

CMP Susquehanna Corp.
9.875%, due 05/15/14(6),(7),(9),(14)	10,000	3,550

LIN Television Corp.
8.375%, due 04/15/18(2)	25,000	25,531

Media General, Inc.
11.750%, due 02/15/17	25,000	26,594

Nexstar Broadcasting, Inc.
7.000%, due 01/15/14(2),(13)	92	85

Nielsen Finance LLC/ Nielsen Finance Co.
11.625%, due 02/01/14	20,000	22,425

12.500%, due 08/01/16(15)	30,000	29,737

Sinclair Television Group
9.250%, due 11/01/17(2)	20,000	20,600

Sitel LLC/Sitel Finance Corp.
11.500%, due 04/01/18(2)	30,000	22,500

Univision Communications, Inc.
9.750%, due 03/15/15(2),(13)	60,775	54,697

12.000%, due 07/01/14(2)	45,000	48,769

		315,988

Media-publishing—0.04%
Cengage Learning Acquisitions, Inc.
10.500%, due 01/15/15(2)	40,000	38,200

Gannett Co., Inc.
8.750%, due 11/15/14(2)	25,000	26,937

McClatchy Co.
4.625%, due 11/01/14	25,000	21,375

11.500%, due 02/15/17	25,000	25,813

		112,325

Metals & mining—0.20%
FMG Finance Pty Ltd.
10.625%, due 09/01/16(2)	35,000	40,556

Freeport-McMoRan Copper & Gold, Inc.
8.375%, due 04/01/17	40,000	44,400

Massey Energy Co.
6.875%, due 12/15/13	40,000	40,500

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Metals & mining—(concluded)
Murray Energy Corp.
10.250%, due 10/15/15(2)	$25,000	$25,563

Novelis, Inc.
7.250%, due 02/15/15	75,000	75,187

Ryerson, Inc.
12.000%, due 11/01/15	50,000	51,438

Teck Resources Ltd.
10.250%, due 05/15/16	155,000	187,356

10.750%, due 05/15/19	75,000	93,187

Tube City IMS Corp.
9.750%, due 02/01/15(1)	50,000	51,125

		609,312

Packaging & containers—0.06%
Ball Corp.
6.750%, due 09/15/20	10,000	10,525

Berry Plastics Corp.
8.250%, due 11/15/15	30,000	30,075

9.500%, due 05/15/18(2)	25,000	23,000

Exopack Holding Corp.
11.250%, due 02/01/14	40,000	40,200

Graphic Packaging International, Inc.
9.500%, due 08/15/13	50,000	50,875

9.500%, due 06/15/17	5,000	5,325

Owens-Brockway Glass Container, Inc.
7.375%, due 05/15/16	25,000	26,875

		186,875

Paper & forest products—0.11%
Boise Paper Holdings LLC/Boise Finance Co.
9.000%, due 11/01/17	15,000	15,788

Cascades, Inc.
7.750%, due 12/15/17	15,000	15,450

Cellu Tissue Holdings, Inc.
11.500%, due 06/01/14	50,000	54,187

Georgia-Pacific LLC
8.250%, due 05/01/16(2)	50,000	54,750

8.875%, due 05/15/31	45,000	49,950

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Paper & forest products—(concluded)
NewPage Corp.
11.375%, due 12/31/14	$35,000	$28,437

Verso Paper Holdings LLC
11.500%, due 07/01/14(1)	50,000	52,750

Verso Paper Holdings LLC, Series B
11.375%, due 08/01/16(1)	40,000	32,000

Weyerhaeuser Co.
7.375%, due 03/15/32	25,000	25,377

		328,689

Pharmaceuticals—0.06%
Bristol-Myers Squibb Co.
5.875%, due 11/15/36	90,000	106,745

Mylan, Inc.
7.625%, due 07/15/17(2)	50,000	51,625

Omnicare, Inc.
7.750%, due 06/01/20	8,000	8,000

		166,370

Pipelines—0.05%
Crosstex Energy LP/Crosstex Energy Finance Corp.
8.875%, due 02/15/18	80,000	82,600

El Paso Corp.
8.250%, due 02/15/16	65,000	70,850

		153,450

Printing & publishing—0.02%
Cenveo Corp.
8.875%, due 02/01/18	50,000	47,625

Railroads—0.06%
Burlington Northern Santa Fe Corp.
7.082%, due 05/13/29	85,000	105,494

Union Pacific Corp.
5.780%, due 07/15/40(2)	55,000	62,831

		168,325

Real estate development & management—0.02%
Realogy Corp.
10.500%, due 04/15/14(1)	65,000	52,975

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Real estate investment trusts—0.10%
Developers Diversified Realty Corp.
9.625%, due 03/15/16	70,000	$77,310

DuPont Fabros Technology LP
8.500%, due 12/15/17	75,000	79,313

ProLogis
5.625%, due 11/15/15	135,000	132,886

		289,509

Retail-department—0.05%
Bon-Ton Department Stores, Inc.
10.250%, due 03/15/14(1)	25,000	23,250

JC Penney Corp., Inc.
7.125%, due 11/15/23	25,000	25,938

Macy’s Retail Holdings, Inc.
5.900%, due 12/01/16	35,000	36,050

6.375%, due 03/15/37	35,000	33,950

Neiman Marcus Group, Inc.
9.000%, due 10/15/15(1),(13)	38,982	39,469

		158,657

Retail-discount—0.02%
Dollar General Corp.
11.875%, due 07/15/17(13)	65,000	74,913

Retail-restaurants—0.01%
Landry’s Restaurants, Inc.
11.625%, due 12/01/15	25,000	25,938

Retail-specialty—0.13%
Ingles Markets, Inc.
8.875%, due 05/15/17	70,000	73,237

Limited Brands, Inc.
8.500%, due 06/15/19	45,000	50,850

Michaels Stores, Inc.
11.375%, due 11/01/16(1)	50,000	53,625

QVC, Inc.
7.125%, due 04/15/17(2)	20,000	20,350

RITE AID Corp.
9.500%, due 06/15/17	35,000	27,738

10.375%, due 07/15/16(1)	60,000	62,025

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Retail-specialty—(concluded)
Sally Holdings LLC/Sally Capital, Inc.
10.500%, due 11/15/16(1)	$25,000	$27,125

SUPERVALU, Inc.
8.000%, due 05/01/16	60,000	60,150

		375,100

Seismic data collection—0.01%
Geokinetics Holdings USA, Inc.
9.750%, due 12/15/14(2)	45,000	37,575

Steel producers/products—0.06%
AK Steel Corp.
7.625%, due 05/15/20	50,000	50,375

Edgen Murray Corp.
12.250%, due 01/15/15(2)	30,000	24,750

Severstal Columbus LLC
10.250%, due 02/15/18(2)	50,000	52,062

US Steel Corp.
7.375%, due 04/01/20	50,000	50,625

		177,812

Technology-hardware—0.06%
Advanced Micro Devices, Inc.
8.125%, due 12/15/17	25,000	25,563

Cisco Systems, Inc.
5.900%, due 02/15/39	50,000	58,658

Jabil Circuit, Inc.
8.250%, due 03/15/18	25,000	27,187

Seagate HDD Cayman
6.875%, due 05/01/20(2)	50,000	49,000

Terremark Worldwide, Inc.
12.000%, due 06/15/17	25,000	28,250

		188,658

Technology-software—0.10%
Aspect Software, Inc.
10.625%, due 05/15/17(2)	10,000	10,263

First Data Corp.
9.875%, due 09/24/15	40,000	30,400

11.250%, due 03/31/16(1)	25,000	16,437

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Technology-software—(concluded)
Mantech International Corp.
7.250%, due 04/15/18	$10,000	$10,200

Sungard Data Systems, Inc.
10.250%, due 08/15/15	165,000	173,250

Unisys Corp.
12.750%, due 10/15/14(2)	50,000	58,250

		298,800

Telecom-satellite—0.03%
Intelsat Bermuda Ltd.
11.250%, due 02/04/17	75,000	77,625

Telecom-wireless—0.17%
Clearwire Communications LLC/Clearwire Finance, Inc.
12.000%, due 12/01/15(2)	110,000	110,062

Cricket Communications, Inc.
9.375%, due 11/01/14(1)	200,000	202,500

Nextel Communications
7.375%, due 08/01/15	150,000	148,500

Wind Acquisition Finance SA
11.750%, due 07/15/17(2)	40,000	44,000

		505,062

Telecom-wirelines—0.15%
BellSouth Corp.
6.875%, due 10/15/31	65,000	75,317

Cincinnati Bell, Inc.
8.250%, due 10/15/17	50,000	49,000

Qwest Capital Funding, Inc.
7.750%, due 02/15/31	125,000	123,750

Verizon Communications, Inc.
6.100%, due 04/15/18	100,000	117,840

Windstream Corp.
8.625%, due 08/01/16	90,000	92,925

		458,832

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Telecommunication services—0.03%
Global Crossing UK Finance PLC
10.750%, due 12/15/14	$50,000	$51,250

PAETEC Holding Corp.
8.875%, due 06/30/17	45,000	46,575

		97,825

Telecommunications equipment—0.01%
Dycom Industries, Inc.
8.125%, due 10/15/15	25,000	25,063

Telephone-integrated—0.11%
Frontier Communications Corp.
7.875%, due 04/15/15	30,000	31,650

8.500%, due 04/15/20	10,000	10,613

Level 3 Financing, Inc.
9.250%, due 11/01/14	25,000	22,031

10.000%, due 02/01/18	25,000	21,563

Sprint Capital Corp.
8.375%, due 03/15/12	25,000	26,437

8.750%, due 03/15/32	100,000	96,375

Virgin Media Finance PLC
9.125%, due 08/15/16	50,000	53,437

Virgin Media Secured Finance PLC
6.500%, due 01/15/18	50,000	52,000

		314,106

Textile/apparel—0.02%
Invista
9.250%, due 05/01/12(2)	34,000	34,383

Quiksilver, Inc.
6.875%, due 04/15/15	25,000	23,125

		57,508

Tobacco—0.07%
Altria Group, Inc.
9.950%, due 11/10/38	60,000	85,559

Philip Morris International, Inc.
5.650%, due 05/16/18	100,000	116,429

		201,988

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(concluded)

Transportation services—0.09%
ERAC USA Finance Co.
7.000%, due 10/15/37(2)	$115,000	$135,104

Marquette Transportation Co./Marquette
Transportation Finance Corp.
10.875%, due 01/15/17(2)	50,000	50,625

Navios Maritime Holdings Inc./Navios Maritime Finance US, Inc.
8.875%, due 11/01/17(2)	30,000	31,125

Ship Finance International Ltd.
8.500%, due 12/15/13	40,000	39,900

		256,754

Utilities-other—0.03%
Dynegy Holdings, Inc.
7.750%, due 06/01/19	20,000	12,900

NRG Energy, Inc.
7.375%, due 02/01/16	80,000	80,600

		93,500

Total corporate bonds (cost—$17,470,658)		18,305,279

Repurchase agreement—3.24%

Repurchase agreement dated 08/31/10 with State Street Bank & Trust Co., 0.010% due 09/01/10, collateralized by $8,970,399 US Treasury Notes, 2.125% to 3.125% due 05/31/15 to 04/30/17; (value—$9,782,181); proceeds: $9,590,003 (cost—$9,590,000)	9,590,000	9,590,000

	Number of
	shares

Investment of cash collateral from securities loaned—0.57%

Money market fund—0.57%
UBS Private Money Market Fund LLC
(cost—$1,694,234)(8)	1,694,234	1,694,234

Total investments (cost—$298,818,475)—100.30%		297,344,972

Liabilities in excess of other assets—(0.30)%		(887,569)

Net assets—100.00%		$296,457,403

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

Aggregate cost for federal income tax purposes, was $303,515,334; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$18,249,735

Gross unrealized depreciation	(24,420,097)

Net unrealized depreciation	$(6,170,362)

*	Non-income producing security.
**	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
(1)	Security, or portion thereof, was on loan at August 31, 2010.
(2)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 1.50% of net assets as of August 31, 2010, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(3)	Cumulative preferred stock. The next call date is 12/31/11.
(4)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents less than 0.01% of net assets as of August 31, 2010, is considered illiquid and restricted and may be resold in transactions exempt from registration, normally to qualified buyers. (See table below for more information).

Acquisition
Illiquid and			cost as a		Value as a
restricted	Acquisition	Acquisition	percentage	Value at	percentage
security	date	cost	of net assets	08/31/10	of net assets

CMP Susquehanna Radio Holdings Corp., Series A	03/26/09	$23	0.00%	$23	0.00%

(5)	Cumulative preferred stock.
(6)	Security is being fair valued by a valuation committee under the direction of the board of trustees.
(7)	Illiquid securities representing less than 0.01% of net assets as of August 31, 2010.
(8)	Investment in affiliated investment company. See Notes to financial statements for additional information.
(9)	Floating rate security. The interest rate shown is the current rate as of August 31, 2010.
(10)	Variable rate security. The interest rate shown is the current rate as of August 31, 2010, and resets at the next call date.
(11)	Perpetual bond security. The maturity date reflects the next call date.
(12)	Bond interest in default.
(13)	PIK—Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.

46

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

(14)	This security, which represents less than 0.01% of net assets as of August 31, 2010, is considered illiquid and restricted. (see table below for more information).

Acquisition
Illiquid and			cost as a		Value as a
restricted	Acquisition	Acquisition	percentage	Value at	percentage
security	date	cost	of net assets	08/31/10	of net assets

CMP Susquehanna Corp., 9.875%, 05/15/14	03/26/09	$9,195	0.00%	$3,550	0.00%

(15)	Step bond. Coupon rate increases in increments to maturity. Rate disclosed is as of August 31, 2010. Maturity date indicated represents the instrument’s ultimate maturity date.

ADR	American Depositary Receipt
GS	Goldman Sachs
MTN	Medium Term Note
OEM	Original Equipment Manufacturer
TBA	(To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

Futures contracts

Number of		Expiration		Current	Unrealized
contracts	Buy contracts	dates	Cost	value	depreciation

184	S&P 500 E-Mini Index Futures	September 2010	$9,774,580	$9,644,360	$(130,220)

	Sale contracts		Proceeds

68	US Treasury Note 10 Year Futures	December 2010	8,527,020	8,542,500	(15,480)

					$(145,700)

47

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

The following is a summary of the fair valuations according to the inputs used as of August 31, 2010 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in	Other
	active markets	significant
	for identical	observable	Unobservable
	investments	inputs	inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$207,099,271	$—	$—	$207,099,271

Preferred stocks	—	4,130	23	4,153

Investment company	23,616,096	—	—	23,616,096

Warrants	—	—	27	27

US government obligations	—	14,614,293	—	14,614,293

Mortgage & agency debt securities	—	20,527,922	—	20,527,922

Commercial mortgage-backed securities	—	1,854,282	—	1,854,282

Asset-backed security	—	39,415	—	39,415

Corporate bonds	—	18,301,729	3,550	18,305,279

Repurchase agreement	—	9,590,000	—	9,590,000

Investment of cash collateral from securities loaned	—	1,694,234	—	1,694,234

Futures contracts	(145,700)	—	—	(145,700)

Total	$230,569,667	$66,626,005	$3,600	$297,199,272

At August 31, 2010, there were no transfers between Level 1 and Level 2.

48

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2010

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended August 31, 2010:

			Commercial
			mortgage-
	Preferred		backed	Corporate
	stocks	Warrants	securities	bond	Total

Beginning balance	$23	$27	$1,477,109	$—	$1,477,159

Net purchases/(sales)	—	—	(1,808,556)	—	(1,808,556)

Accrued discounts/(premiums)	—	—	2,447	128	2,575

Total realized gain/(loss)	—	—	(4,041,524)	—	(4,041,524)

Net change in unrealized appreciation/depreciation	—	—	4,370,524	(1,178)	4,369,346

Net transfers in/(out) of Level 3	—	—	—	4,600	4,600

Ending balance	$23	$27	$—	$3,550	$3,600

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at August 31, 2010 was $(1,178).

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments

United States	95.0%

Ireland	1.6

Panama	1.0

Canada	0.9

Switzerland	0.7

Bermuda	0.5

United Kingdom	0.1

Cayman Islands	0.1

Luxemberg	0.1

Total	100.0%

See accompanying notes to financial statements

49

UBS U.S. Allocation Fund

Statement of assets and liabilities—August 31, 2010

Assets:
Investments in unaffiliated securities, at value (cost—$274,752,402)(1)	$272,034,642

Investment in an affiliated securities, at value (cost—$24,066,073)	25,310,330

Total investments in securities, at value (cost—$298,818,475)	297,344,972

Cash (2)	1,077,174

Receivable for investments sold	5,551,437

Receivable for shares of beneficial interest sold	67,026

Receivable for dividends and interest	922,234

Receivable for foreign tax reclaims	1,962

Other assets	31,258

Total assets	304,996,063

Liabilities:
Payable for investments purchased	4,454,647

Payable for cash collateral from securities loaned	1,694,234

Payable for shares of beneficial interest repurchased	1,619,670

Payable to affiliates	371,644

Payable for variation margin	144,583

Accrued expenses and other liabilities	253,882

Total liabilities	8,538,660

Net assets:
Beneficial interest—$0.001 par value per share (unlimited amount authorized)	500,746,427

Accumulated undistributed net investment income	4,098,642

Accumulated net realized loss from investments, futures and swaps	(206,768,463)

Net unrealized depreciation of investments and futures	(1,619,203)

Net assets	$296,457,403

(1)	Includes $1,646,904 of investments in securities on loan, at value.
(2)	Includes restricted cash of $1,076,985 delivered to broker as initial margin for futures contracts.

See accompanying notes to financial statements

50

UBS U.S. Allocation Fund

Statement of assets and liabilities—August 31, 2010

Class A:
Net assets	$190,006,600

Shares outstanding	7,864,747

Net asset value per share	$24.16

Maximum offering price per share (net asset value plus maximum sales charge of 5.50%)	$25.57

Class B:
Net assets	$1,934,241

Shares outstanding	80,173

Net asset value and offering price per share	$24.13

Class C:
Net assets	$79,561,280

Shares outstanding	3,356,695

Net asset value and offering price per share	$23.70

Class Y:
Net assets	$24,955,282

Shares outstanding	1,018,351

Net asset value and offering price per share	$24.51

See accompanying notes to financial statements

51

UBS U.S. Allocation Fund

Statement of operations

For the year ended
August 31, 2010

Investment income:
Dividends	$3,676,842

Interest (net of foreign witholding taxes of $106)	4,272,611

Affiliated securities lending income	11,924

7,961,377

Expenses:
Investment advisory and administration fees	1,662,786

Service fees—Class A	544,913

Service and distribution fees—Class B	24,347

Service and distribution fees—Class C	914,998

Transfer agency and related service fees—Class A	297,139

Transfer agency and related service fees—Class B	6,443

Transfer agency and related service fees—Class C	129,666

Transfer agency and related service fees—Class Y	16,111

Professional fees	162,653

Custody and accounting fees	132,828

Reports and notices to shareholders	123,343

State registration fees	53,959

Trustees’ fees	14,281

Insurance expense	10,943

Other expenses	33,122

4,127,532

Less: Fee waivers and/or expense reimbursements by investment advisor and administrator	(144)

Net expenses	4,127,388

Net investment income	3,833,989

Net realized and unrealized gains (losses) from investment activities:
Net realized gains from:
Investments in unaffiliated issuers	9,333,206

Investments in affiliated issuer	171,839

Futures	3,654,744

Swaps	587,641

Foreign currency transactions	2

Net realized gain	13,747,432

Net change in unrealized appreciation/depreciation of:
Investments	12,876,299

Futures	(1,634,432)

Swaps	(479,241)

Net change in unrealized appreciation/depreciation	10,762,626

Net realized and unrealized gains from investment activities	24,510,058

Net increase in net assets resulting from operations	$28,344,047

See accompanying notes to financial statements

52

UBS U.S. Allocation Fund

Statement of changes in net assets

	Years ended August 31,

	2010	2009

From operations:
Net investment income	$3,833,989	$7,379,867

Net realized gain (loss)	13,747,432	(136,572,354)

Net change in unrealized appreciation/depreciation	10,762,626	20,940,530

Net increase (decrease) in net assets resulting from operations	28,344,047	(108,251,957)

Dividends to shareholders from:
Net investment income—Class A	(5,329,904)	(7,667,059)

Net investment income—Class B	(33,642)	(60,274)

Net investment income—Class C	(1,617,375)	(2,140,813)

Net investment income—Class Y	(850,422)	(1,211,625)

	(7,831,343)	(11,079,771)

From beneficial interest transactions:
Net proceeds from shares sold	3,471,436	15,915,551

Cost of shares repurchased	(89,121,567)	(99,187,737)

Proceeds from dividends reinvested	7,189,773	10,271,634

Net decrease in net assets from beneficial interest transactions	(78,460,358)	(73,000,552)

Redemption fees	1,632	21,779

Net decrease in net assets	(57,946,022)	(192,310,501)

Net assets:
Beginning of year	354,403,425	546,713,926

End of year	$296,457,403	$354,403,425

Accumulated undistributed net investment income	$4,098,642	$7,812,804

See accompanying notes to financial statements

53

UBS U.S. Allocation Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A

	Years ended August 31,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$22.96	$28.83	$32.53	$29.94	$28.60

Net investment income(1)	0.32	0.46	0.70	0.68	0.56

Net realized and unrealized gains (losses)	1.47	(5.65)	(3.57)	2.60	1.38

Net increase (decrease) from operations	1.79	(5.19)	(2.87)	3.28	1.94

Dividends from net investment income	(0.59)	(0.68)	(0.83)	(0.69)	(0.60)

Net asset value, end of year	$24.16	$22.96	$28.83	$32.53	$29.94

Total investment return(2)	7.75%	(17.49)%	(9.02)%	11.04%	6.84%

Ratios/supplemental data:
Net assets, end of year (000’s)	$190,007	$221,983	$344,910	$452,439	$472,213

Expenses to average net assets, net of fee waivers and/or expense reimbursements by investment advisor and administrator	1.03%	1.05%	0.93%	0.90%	0.91%

Expenses to average net assets, before fee waivers and/or expense reimbursements by investment advisor and administrator	1.03%	1.05%	0.95%	0.92%	0.94%

Net investment income to average net assets	1.30%	2.26%	2.28%	2.12%	1.91%

Portfolio turnover	138%	111%	98%	85%	82%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements

54

Class B

Years ended August 31,

2010	2009	2008	2007	2006

$22.88	$28.41	$31.87	$29.24	$27.81

0.10	0.26	0.41	0.39	0.30

1.46	(5.51)	(3.56)	2.57	1.36

1.56	(5.25)	(3.15)	2.96	1.66

(0.31)	(0.28)	(0.31)	(0.33)	(0.23)

$24.13	$22.88	$28.41	$31.87	$29.24

6.80%	(18.27)%	(9.96)%	10.16%	5.99%

$1,934	$2,972	$6,864	$28,167	$77,296

1.90%	2.02%	1.80%	1.72%	1.71%

1.91%	2.02%	1.82%	1.74%	1.74%

0.43%	1.29%	1.39%	1.29%	1.07%

138%	111%	98%	85%	82%

55

UBS U.S. Allocation Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class C

	Years ended August 31,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$22.55	$28.19	$31.80	$29.27	$27.95

Net investment income(1)	0.13	0.30	0.46	0.43	0.33

Net realized and unrealized gains (losses)	1.43	(5.50)	(3.50)	2.55	1.35

Net increase (decrease) from operations	1.56	(5.20)	(3.04)	2.98	1.68

Dividends from net investment income	(0.41)	(0.44)	(0.57)	(0.45)	(0.36)

Net asset value, end of year	$23.70	$22.55	$28.19	$31.80	$29.27

Total investment return(2)	6.90%	(18.10)%	(9.70)%	10.23%	6.02%

Ratios/supplemental data:
Net assets, end of year (000’s)	$79,561	$94,818	$147,945	$205,104	$226,219

Expenses to average net assets, net of fee waivers and/or expense reimbursements by investment advisor and administrator	1.78%	1.80%	1.68%	1.65%	1.65%

Expenses to average net assets, before fee waivers and/or expense reimbursements by investment advisor and administrator	1.78%	1.80%	1.70%	1.67%	1.68%

Net investment income to average net assets	0.55%	1.51%	1.53%	1.38%	1.16%

Portfolio turnover	138%	111%	98%	85%	82%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements

56

Class Y

Years ended August 31,

2010	2009	2008	2007	2006

$23.29	$29.27	$33.03	$30.39	$29.02

0.41	0.55	0.81	0.79	0.67

1.49	(5.75)	(3.62)	2.66	1.40

1.90	(5.20)	(2.81)	3.45	2.07

(0.68)	(0.78)	(0.95)	(0.81)	(0.70)

$24.51	$23.29	$29.27	$33.03	$30.39

8.13%	(17.16)%	(8.69)%	11.42%	7.22%

$24,955	$34,630	$46,994	$59,330	$116,888

0.70%	0.65%	0.59%	0.55%	0.55%

0.70%	0.65%	0.61%	0.57%	0.57%

1.63%	2.65%	2.62%	2.48%	2.27%

138%	111%	98%	85%	82%

57

UBS U.S. Allocation Fund

Notes to financial statements

Organization and significant accounting policies
UBS U.S. Allocation Fund (the “Fund”) is a series of UBS Investment Trust (the “Trust”) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Trust was organized on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series.

Currently, the Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that Class A, Class B and Class C shares each have exclusive voting rights with respect to their respective service and/or distribution plans. Class Y shares have no service or distribution plan.

As of October 1, 2007, new or additional investments into Class B shares, including investments through an automatic investment plan, are not permitted. Existing shareholders of Class B shares may: (i) continue as Class B shareholders; (ii) continue to reinvest dividends and distributions into Class B shares; and (iii) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. For Class B shares outstanding on October 1, 2007 and Class B shares acquired upon reinvestment of dividends or distributions or through exchanges, all Class B share attributes, including the associated Rule 12b-1 service plan and distribution fees, contingent deferred sales charges and conversion features will continue.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

UBS U.S. Allocation Fund

Notes to financial statements

The preparation of financial statements in accordance with US generally accepted accounting principles (“GAAP”) requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current value for its portfolio securities. The Fund normally obtains values for its securities from independent pricing sources. Independent pricing sources may use last reported sale prices, official market closing prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the market close, last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange (“NYSE”), the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt-instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded.

UBS U.S. Allocation Fund

Notes to financial statements

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, swaps are valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU No. 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for annual and interim periods beginning after December 15, 2010. Adoption of ASU No. 2010-06 did not have a material impact on the Fund’s financial statements.

UBS U.S. Allocation Fund

Notes to financial statements

The provisions of Accounting Standards Codification Topic 815 Derivatives and Hedging (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC 815. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC 815. ASC 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. The volume of derivatives that is presented in the Portfolio of investments is consistent with the derivative activity during the year ended August 31, 2010. The Advisor is not aware of any credit-risk contingent features on derivative contracts held by the Fund.

At August 31, 2010, the Fund had the following derivatives categorized by underlying risk:

Liability derivatives(1)

	Interest	Equity
	rate risk	risk	Total

Futures contracts	$(15,480)	$(130,220)	$(145,700)

(1)	Statement of assets and liabilities location: futures contracts are reported in the table above using the comulative depreciation as detailed in the futures contract table at the end of the Portfolio of investments, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

UBS U.S. Allocation Fund

Notes to financial statements

Transactions in derivative instruments during the year ended August 31, 2010, were as follows:

	Interest	Credit	Equity
	rate risk	risk	risk	Total

Net realized gain (loss)(2)
Futures contracts	$(777,902)	—	$4,432,646	$3,654,744

Swap contracts	495,141	$92,500	—	587,641

Total net realized gain (loss)	$(282,761)	$92,500	$4,432,646	$4,242,385

Net change in unrealized appreciation/depreciation(3)
Futures contracts	$(94,833)	—	$(1,539,599)	$(1,634,432)

Swap agreements	(479,241)	—	—	(479,241)

Total net change in unrealized appreciation/depreciation	$(574,074)	—	$(1,539,599)	$(2,113,673)

(2)	The net realized gains (losses) from futures and swaps are disclosed separately in the Statement of operations.

(3)	The net change in unrealized appreciation/depreciation on futures and swaps are disclosed separately in the Statement of operations.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or

UBS U.S. Allocation Fund

Notes to financial statements

seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s “Portfolio of investments.”

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date (“ex-date”). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Investing in non-US securities—Investing in non-US securities may involve more risks than investing in US securities. Investments in non-US

UBS U.S. Allocation Fund

Notes to financial statements

securities may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which US and non-US issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of Fund assets and political or social instability or diplomatic developments.

Securities of non-US issuers may not be registered with the Securities and Exchange Commission (“SEC”), and the issuers thereof may not be subject to its reporting requirements.

The Fund may invest in non-US securities by purchasing American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities.

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. Under an unsponsored arrangement, the depositary’s transaction fees are paid directly by the ADR holders.

Investment income and realized gains on certain non-US securities in which the Fund may invest may be subject to non-US withholding or other taxes that could reduce the return on the securities. Tax conventions between the United States and certain non-US countries, however, may reduce or eliminate the amount of non-US taxes to which the Fund would be subject.

Securities traded on to-be-announced basis—The Fund may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Option writing—The Fund may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect

UBS U.S. Allocation Fund

Notes to financial statements

against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options—The Fund may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Futures contracts—The Fund may use futures contracts as part of its investment strategy, for hedging purposes to adjust exposure to US and

UBS U.S. Allocation Fund

Notes to financial statements

foreign markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. In addition, the Fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains. Using futures contracts involves various market risks, including interest rate and equity risk. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. The maximum amount at risk from the purchase of a futures contract is the contract value or the loss of the benefit of the transaction should the counterparty default.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day, depending on the fluctuations in the value of the underlying financial futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Interest rate swap agreements—The Fund may enter into interest rate swap agreements. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Upfront payments made and/or received by the Fund are recorded as an adjustment to cost.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of the counterparty is generally limited to the net interest payment to be received by the Fund. Therefore, the Fund considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Fund accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation

UBS U.S. Allocation Fund

Notes to financial statements

of swap contracts on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

At August 31, 2010, the Fund had no outstanding interest rate swap contracts.

Credit default swap agreements—Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or a credit event. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically pays full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit

UBS U.S. Allocation Fund

Notes to financial statements

ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Fund’s

UBS U.S. Allocation Fund

Notes to financial statements

adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

At August 31, 2010, the Fund had no outstanding credit default swap contracts.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

UBS U.S. Allocation Fund

Notes to financial statements

Investment advisor and administrator fees and other transactions with affiliates
The Board has approved an Investment Advisory and Administration Contract (“Advisory Contract”), under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund is to pay UBS Global AM an investment advisory and administration fee, which is to be accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets up to $250 million and 0.45% thereafter.

UBS Global AM has agreed to permanently reduce its advisory and administration fee based on the Fund’s average daily net assets so that it is assessed as follows: $0 to $250 million – 0.50%; in excess of $250 million up to $500 million – 0.45%; in excess of $500 million up to $2 billion – 0.40%; and over $2 billion – 0.35%. Accordingly, for the year ended August 31, 2010, UBS Global AM did not waive any investment advisory and administration fees. At August 31, 2010, the Fund owed UBS Global AM $258,137 in investment advisory and administration fees net of fee waivers/expense reimbursements.

UBS Global AM is contractually undertaken to waive fees and/or reimburse a portion of the Fund’s expenses, when necessary, to maintain the total annual operating expenses (excluding interest and extraordinary expenses, if any) of Class A, Class B, Class C and Class Y shares at a level not to exceed 1.15%, 1.90%, 1.90% and 0.90%, respectively through December 31, 2010. The Fund will repay UBS Global AM for any such waived fees/reimbursed expenses during the three-year period following August 31, 2010, to the extent that operating expenses are otherwise below the expense caps in effect at the time the fees or expenses were waived/reimbursed. For the year ended August 31, 2010, UBS Global AM reimbursed expenses of $144. The fee waivers/expense reimbursements, portions of which are subject to repayment by the Fund through August 31, 2013, were as follows:

	Fee waivers/
	expense
	reimbursements	Expires	Expires	Expires
	subject to	August 31,	August 31,	August 31,
Fund	repayment	2011	2012	2013

UBS U.S. Allocation Fund—Class B	$144	$—	$—	$144

UBS U.S. Allocation Fund

Notes to financial statements

UBS U.S. Allocation Fund Class A, Class C and Class Y have no fee waivers/expense reimbursements subject to repayment.

For the year ended August 31, 2010, the Fund paid $2,810 in brokerage commissions to UBS Securities LLC., an indirect wholly owned subsidiary of UBS AG, for transactions executed on behalf of the Fund.

The Fund may invest in shares of certain affiliated investment companies also sponsored by the Advisor. The Fund does not pay a management fee to these affiliated investment companies. Investments in affiliated investment companies for the year ended August 31, 2010 were as follows:

		Purchases	Sales
		during	during		Change
Affiliated		the year	the year	Net	in net
investment	Value at	ended	ended	realized	unrealized	Value at
company	08/31/09	08/31/10	08/31/10	gain	appreciation	08/31/10

UBS Credit Bond Relationship Fund	$—	$26,200,000	$4,000,000	$171,839	$1,244,257	$23,616,096

Under normal conditions, the Fund invests cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC (“Private Money Market”), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. The Advisor acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market’s average daily members’ equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as affiliated securities lending income in the Statement of operations.

UBS U.S. Allocation Fund

Notes to financial statements

Amounts relating to the investment for the year ended August 31, 2010 were as follows:

		Purchases	Sales
		during	during
		the year	the year
	Value at	ended	ended	Value at	Net income
	08/31/09	08/31/10	08/31/10	08/31/10	earned

UBS Private Money Market Fund LLC	$43,597,528	$243,913,814	$285,817,108	$1,694,234	$11,924

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions.

During the year ended August 31, 2010, the Fund paid brokerage commissions to Morgan Stanley in the amount of $6,606. During the year ended August 31, 2010, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $78,471,390. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans
UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”) is the principal underwriter of the Fund’s shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Fund pays UBS Global AM (US) monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares. At August 31, 2010,

UBS U.S. Allocation Fund

Notes to financial statements

the Fund owed UBS Global AM—US $113,507 for service and distribution fees.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. UBS Global AM—US has informed the Fund that for the year ended August 31, 2010, it earned $19,476, $5,750, and $2,391 in initial sales and deferred sales charges on Class A, Class B and Class C shares, respectively.

Transfer agency related services
UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) (“BNY Mellon”), the Fund’s transfer agent, and is compensated for these services by BNY Mellon, not the Fund.

For the year ended August 31, 2010, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $194,102 of total delegated services fees.

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Fund’s lending agent.

Bank line of credit
The Fund participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State

UBS U.S. Allocation Fund

Notes to financial statements

Street Bank and Trust Company (“Committed Credit Facility”), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. The Fund borrows at prevailing rates in effect at the time of borrowings. The Fund did not borrow under the Committed Credit Facility during the year ended August 31, 2010.

Purchases and sales of securities
For the year ended August 31, 2010, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government and agency securities, were $185,674,038 and $228,467,416, respectively.

For the year ended August 31, 2010, aggregate purchases and sales of US Government and agency securities, excluding short-term securities, were $262,557,843 and $278,896,480, respectively.

Shares of beneficial interest
There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Class A		Class B

For the year ended August 31, 2010:	Shares	Amount	Shares	Amount

Shares sold	89,123	$2,190,718	798	$19,303

Shares repurchased	(2,126,709)	(52,691,886)	(14,902)	(367,998)

Shares converted from Class B to Class A	36,914	901,474	(36,926)	(901,474)

Dividends reinvested	198,277	4,847,877	1,282	31,512

Net decrease	(1,802,395)	$(44,751,817)	(49,748)	$(1,218,657)

For the year ended August 31, 2009:

Shares sold	520,623	$9,904,266	41,869	$776,801

Shares repurchased	(3,302,539)	(66,100,471)	(47,039)	(948,121)

Shares converted from Class B to Class A	108,713	2,312,463	(109,516)	(2,312,463)

Dividends reinvested	377,206	7,072,597	2,993	56,239

Net decrease	(2,295,997)	$(46,811,145)	(111,693)	$(2,427,544)

UBS U.S. Allocation Fund

Notes to financial statements

	Class C		Class Y

For the year ended August 31, 2010:	Shares	Amount	Shares	Amount

Shares sold	33,846	$826,683	17,129	$434,732

Shares repurchased	(944,259)	(23,103,615)	(518,928)	(12,958,068)

Dividends reinvested	61,468	1,482,603	33,446	827,781

Net decrease	(848,945)	$(20,794,329)	(468,353)	$(11,695,555)

For the year ended August 31, 2009:

Shares sold	189,971	$3,660,633	82,723	$1,573,851

Shares repurchased	(1,341,513)	(26,739,224)	(261,699)	(5,399,921)

Dividends reinvested	108,165	2,001,045	60,219	1,141,753

Net decrease	(1,043,377)	$(21,077,546)	(118,757)	$(2,684,317)

Redemption fees
Each class of the Fund will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exemptions as noted in the prospectus. This amount is paid to the Fund. Redemption fees, if any, earned by the Fund are disclosed in the Statement of changes in net assets.

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended August 31, 2010 and August 31, 2009 were as follows:

Distributions paid from:	2010	2009

Ordinary income	$7,831,343	$11,079,771

At August 31, 2010, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income	$4,098,248

Accumulated realized capital and other losses	(202,216,910)

Unrealized depreciation	(6,170,362)

Total	$(204,289,024)

UBS U.S. Allocation Fund

Notes to financial statements

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, return of capital adjustments from real estate investment trusts and tax treatment of futures transactions.

At August 31, 2010, the Fund had a net capital loss carryforward of $198,595,157. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and will expire as follows: $76,727,703 in 2011, $39,436,357 in 2017 and $82,431,097 in 2018. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

In accordance with US Treasury regulations, the Fund has elected to defer realized capital losses of $3,621,753 arising after October 31, 2009. Such losses are treated for tax purposes as arising on September 1, 2010.

To reflect reclassifications arising from permanent “book/tax” differences for the year ending August 31, 2010, undistributed net investment income was increased by $283,192, and accumulated net realized losses from investment transactions was increased by $283,192. These differences are primarily due to return of capital adjustments from real estate investment trusts, reclassification of swap income, foreign currency transactions and paydown reclasses.

As of and during the year ended August 31, 2010, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the year ended August 31, 2010, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended August 31, 2010, remains subject to examination by the Internal Revenue Service and state taxing authorities.

UBS U.S. Allocation Fund

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders of UBS U.S. Allocation Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of UBS U.S. Allocation Fund (the sole series comprising UBS Investment Trust) (the “Fund”) as of August 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS U.S. Allocation Fund at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 27, 2010

UBS U.S. Allocation Fund

General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

UBS U.S. Allocation Fund

Tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (August 31, 2010) as to the federal tax status of distributions received by shareholders during such fiscal year. The percentage of dividends paid that qualify for the dividends received deduction for corporate shareholders is 59.55%.

For the fiscal year ended August 31, 2010, certain dividends paid by UBS U.S. Allocation Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $3,676,842 represents the maximum amount that may be considered qualified dividend income.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2010. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2011. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

UBS U.S. Allocation Fund

Board approval of investment advisory and administration agreement (unaudited)

Background—At a meeting of the board of UBS Investment Trust (the “Trust”) on July 14-15, 2010, the members of the board, including the trustees who are not “interested persons” of the Trust (“Independent Trustees”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the Investment Advisory and Administration Agreement of the Trust with respect to its series, UBS U.S. Allocation Fund (the “Fund”), with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them. The board received and considered a variety of information about UBS Global AM as well as the advisory, administrative and distribution arrangements for the Fund. The Independent Trustees discussed the materials initially provided by management prior to the scheduled board meeting. The Independent Trustees also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Advisory and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the investment advisory and administration agreement—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Advisory and Administrative Agreement during the past year. The board also considered the nature, extent and quality of administrative, distribution, and shareholder services performed by UBS Global AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund, including custody, accounting and transfer agency services. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity

UBS U.S. Allocation Fund

Board approval of investment advisory and administration agreement (unaudited)

gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Fund’s senior personnel at UBS Global AM and had previously received information regarding the person primarily responsible for the day-to-day portfolio management of the Fund and recognized that the Fund’s senior personnel at UBS Global AM report to the board regularly, some at every board meeting, and that at each regular meeting the board receives a report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it is a wholly owned, indirect subsidiary of UBS AG, one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $143 billion in assets under management as of March 31, 2010 and was part of the UBS Global Asset Management Division, which had approximately $560 billion of assets under management worldwide as of March 31, 2010. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board reviewed how transactions in Fund assets are effected. The board also reviewed the Fund’s brokerage policies and practices, the standards applied in seeking best execution, policies and practices regarding soft dollars, the use of a broker affiliated with UBS Global AM and the existence of quality controls applicable to brokerage allocation procedures. In addition, UBS Global AM also reported to the board on, among other things, its disaster recovery plans and portfolio manager compensation plan.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Agreement.

UBS U.S. Allocation Fund

Board approval of investment advisory and administration agreement (unaudited)

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (“Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the written agreement between UBS Global AM and the Fund, which is separate from UBS Global AM’s investment advisory agreement with the Fund, whereby UBS Global AM has agreed to permanently reduce its management fee based on the Fund’s average daily net assets, which is discussed in more detail in the “Economies of scale” section, and considered the actual fee rate (after taking this agreement into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”).

In addition, pursuant to a written fee waiver/expense reimbursement agreement, UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Fund so that the Fund’s ordinary total annual operating expenses through December 31, 2010 (excluding interest expense, if any, and extraordinary expenses) would not exceed 1.15% for Class A shares, 1.90% for Class B shares, 1.90% for Class C shares and 0.90% for Class Y shares. Management also noted that these expense caps were set at a higher level than the current annual expenses of each class (except Class B), but that if a share class’s expense ratio increased (for instance, due to a decrease in Fund assets) above the level of these expense caps, the Fund’s ordinary net expenses would be limited to these caps.

In connection with its consideration of the Fund’s advisory fees, the board also received information on UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted that, in general, these fees were lower than the Contractual Management Fee and Actual Management Fee for the Fund, but also noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds versus such accounts and the differences in the levels of services required by mutual funds and such accounts.

UBS U.S. Allocation Fund

Board approval of investment advisory and administration agreement (unaudited)

The board also received information on fees charged to other mutual funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee, Actual Management Fee and total expenses were in the first quintile in the Fund’s Expense Group for the comparison periods utilized in the Lipper report (with the first quintile representing that 20% of the funds in the Expense group with the lowest level of fees or expenses, as applicable, and the fifth quintile representing that 20% of the funds in the Expense Group with the highest level of fees or expenses, as applicable).

Taking all of the above into consideration, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Investment Advisory and Administration Agreement.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2010 and (b) annualized performance information for each year in the ten-year period ended April 30, 2010. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance, including with respect to its benchmark index.

The comparative Lipper information showed that the Fund’s performance was in the second quintile for the one-year period, the fifth quintile for the three-, five- and ten-year periods and the third quintile since inception (with the first quintile representing that 20% of the funds in the Performance Universe with the highest performance and the fifth quintile representing that 20% of the funds in the Performance Universe with the lowest performance). Management noted the improved performance of the Fund in 2010. Based on its review and management’s presentation, the board concluded that the Fund’s investment performance was acceptable, but would continue to closely monitor the Fund’s performance over the upcoming year.

UBS U.S. Allocation Fund

Board approval of investment advisory and administration agreement (unaudited)

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund, as well as information regarding enhancements to UBS Global AM’s methodology for determining profitability. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM has achieved economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The board noted that the Fund’s Contractual Management Fee contained a single breakpoint and that the Fund’s assets exceeded that breakpoint as of April 30. 2010. The board also considered whether alternative fee structures would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

While the Fund’s Contractual Management Fee contained a single breakpoint, the Board recognized that the Trust had entered into a separate agreement with UBS Global AM, whereby UBS Global AM agreed to permanently reduce its Contractual Management Fee by utilizing several additional breakpoints based on the Fund’s average daily net assets, thereby achieving the same effect as if the Contractual Management Fee contained multiple breakpoints.

Generally, in light of UBS Global AM’s profitability data and the Contractual Management Fee and Actual Management Fee currently in place, the board believed that UBS Global AM’s sharing of current economies of scale with the Fund was acceptable.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

UBS U.S. Allocation Fund

Board approval of investment advisory and administration agreement (unaudited)

In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Agreement to continue for another year. In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Investment Advisory and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Board of Trustees & Officers
The Trust is governed by a Board of Trustees which oversees the Fund’s operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee’s or officer’s principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Fund’s Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustees
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Trust	time served	during past 5 years

Meyer Feldberg;†† 68 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Trustee	Since 1996	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Professor Feldberg is a director or trustee of 27 investment companies (consisting of 59 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics) SAPPI, Ltd. (producer of paper) and the New York City Ballet.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Interested Trustees (concluded)
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Trust	time served	during past 5 years

Barry Mandinach*†††; 54	Trustee	Since July 2010	Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).

Independent Trustees

Richard Q. Armstrong; 75 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Trustee and Chairman of the Board of Trustees	Since 1995 (Trustee) Since 2004 (Chairman of the Board of Trustees)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (such as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 until 1995).

Alan S. Bernikow; 69 207 Benedict Ave., Staten Island, NY 10314	Trustee	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Mr. Mandinach is a director or trustee of 12 investment companies (consisting of 44 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Armstrong is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Independent Trustees (concluded)
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Trust	time served	during past 5 years

Richard R. Burt; 63 McLarty Associates 900 19th Street, 8th Floor Washington DC 20006	Trustee	Since 1996	Mr. Burt is a managing director of McLarty Associates (a consulting firm) with which he has been employed since April 2007. He was chairman of IEP Advisors (international investments and consulting firm) until February 2009. Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 70 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Heather R. Higgins; 51 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman), and the Philanthropy Roundtable (vice chairman). She serves on the board of the Hoover Institute (from 2001 to 2007 and since January 2009).

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Mr. Burt is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc.

Mr. Garil is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc.(charitable foundation).

Ms. Higgins is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Joseph Allessie*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global AM—Americas. Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp.(from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark E. Carver*; 47	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Thomas Disbrow*; 44	Vice President and Treasurer	Since 2000 (Vice President); Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 45	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since March 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Mark F. Kemper**; 52	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global AM—Americas from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 2004, secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 42	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is an director (since March 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Tammie Lee*; 39	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since March 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Steven J. LeMire*; 40	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Joseph McGill*; 47	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at JP Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Nancy D. Osborn*; 44	Vice President and Assistant Treasurer	Since 2006	Mrs. Osborn is a director (since March 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an Assistant Vice President with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Eric Sanders*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*; 54	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since December 2008), Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers (concluded)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Keith A. Weller*; 49	Vice President and Assistant Secretary	Since 1996	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

†	Each trustee holds office for an indefinite term.

††	Professor Feldberg is deemed an “interested person” of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Portfolio may conduct transactions.

†††	Mr. Mandinach is deemed an “interest person” of the Trust as defined in the Investment Company Act because of his employment by UBS Global AM—Americas region.

(This page has been left blank intentionally)

(This page has been left blank intentionally)

(This page has been left blank intentionally)

(This page has been left blank intentionally)

(This page has been left blank intentionally)

(This page has been left blank intentionally)

Trustees
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt
Barry M. Mandinach

Principal Officers
Mark E. Carver	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter
UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© 2010 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended August 31, 2010 and August 31, 2009, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $59,700 and $59,700, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended August 31, 2010 and August 31, 2009, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,527 and $3,783, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2010 and 2009 semiannual financial statements and (2) review of the consolidated 2009 and 2008 reports on the profitability of the UBS Funds to UBS Global Asset Management (US) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended August 31, 2010 and August 31, 2009, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $15,930 and $15,075, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended August 31, 2010 and August 31, 2009, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 – with revisions through August 2009)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

. . .

2.
Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2010 and August 31, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2010 and August 31, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2010 and August 31, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2010 and August 31, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2010 and August 31, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2010 and August 31, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)
According to E&Y, for the fiscal year ended August 31, 2010, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)
For the fiscal years ended August 31, 2010 and August 31, 2009, the aggregate fees billed by E&Y of $249,457 and $2,111,263, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2010	2009
Covered Services	$19,457	$18,858
Non-Covered Services	230,000	2,092,405

(h)
The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by the registrant as a “Code of Conduct”) is filed herewith as Exhibit Ex-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Investment Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	November 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	November 9, 2010

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	November 9, 2010